UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Global Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

10/31/08

LGE-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.9%
Roche Holding AG	3.1%
Johnson & Johnson	2.5%
Heineken N.V.	2.4%
3M Co.	2.4%
Diageo PLC	2.3%
NIKE, Inc., “B”	2.2%
Reckitt Benckiser Group PLC	2.1%
Kao Corp.	2.1%
Linde AG	2.1%

Equity sectors
Consumer Staples	20.2%
Health Care	15.2%
Financial Services	11.6%
Basic Materials	8.9%
Technology	8.0%
Retailing	7.8%
Leisure	7.0%
Energy	6.5%
Industrial Goods & Services	3.6%
Transportation	3.3%
Utilities & Communications	3.2%
Special Products & Services	2.6%
Autos & Housing	1.1%

Country weightings
United States	37.7%
Switzerland	13.9%
France	11.3%
United Kingdom	9.5%
Japan	9.3%
Netherlands	6.4%
Germany	6.4%
South Korea	1.0%
Singapore	0.7%
Other Countries	3.8%

Percentages are based on net assets as of 10/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2008, Class A shares of the MFS Global Equity Fund provided a total return of –34.51%, at net asset value. This compares with a return of –41.51% for the fund’s benchmark, the MSCI World Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

3

Management Review – continued

Contributors to Performance

Security selection in the basic materials sector contributed to the fund’s performance relative to the MSCI World Index. Holdings of industrial conglomerate company 3M were a top relative contributor in this sector for the reporting period. The company reported better-than-expected earnings and in-line with guidance expectation based on the broad strength across all of its businesses.

An overweighted position in the consumer staples sector was a positive area of relative performance. Food companies, Nestle (Switzerland) and General Mills, and household and industrial products manufacturer Kao Corp. (Japan) were among the fund’s top contributors. Shares of Nestle gained on continued strong sales and benefited relative to peers from its improved ability to manage costs. The stock was also aided by speculation about a potential alliance or an investment stake in the world’s second-largest chocolate maker, Hershey’s.

The fund’s underweighted position in the financial services sector also boosted relative returns. Holdings of financial services firm Bank of New York Mellon were among the fund’s top relative contributors.

Stocks in other sectors that helped relative returns included pharmaceutical and diagnostic company Roche Holding (Switzerland), health care products maker Johnson & Johnson, medical device manufacturer Synthes Inc. (Switzerland), enterprise software products maker Oracle, and athletic shoes and apparel manufacturer NIKE. The stock of NIKE appreciated after the company exceeded quarterly earnings estimates apparently benefiting from a boost due to the Beijing Olympic games.

Detractors from Performance

Stock selection in the leisure sector detracted from relative performance. Over the reporting period, the fund’s holdings of poor-performing U.K. gaming operators, William Hill and Ladbrokes, held back results. William Hill’s stock suffered due to decreases in its profit margins and higher costs with its extended winter opening hours.

Underweighted positioning in the utilities and communications sector also had a negative impact on relative results. No individual holdings within this sector were among the fund’s top detractors.

Although underweighting the financial services sector was a positive factor in relative performance, several individual securities within this sector were detractors. These included financial services firms, UBS (g) (Switzerland) and AXA (France), and banking operator Erste Bank (Austria). Not owning global financial services firm JPMorgan Chase, which outperformed the benchmark, also hurt relative returns.

4

Management Review – continued

Elsewhere, the fund’s positioning in retail giant Wal-Mart (g), electrical equipment manufacturer Schneider Electric (France), and brewing giant Heineken (The Netherlands) held back relative performance. Shares of Heineken declined as brewing companies were impacted by higher food and fuel prices, which increased packaging and distribution costs. Not owning strong-performing German car maker Volkswagen also hurt relative results.

Respectfully,

David Mannheim	Simon Todd
Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	9/07/93	(34.51)%	4.79%	4.00%
B	12/29/86	(34.99)%	4.02%	3.22%
C	1/03/94	(34.99)%	4.02%	3.22%
I	1/02/97	(34.34)%	5.06%	4.25%
J	7/09/99	(34.98)%	4.07%	3.29%
R1	4/01/05	(35.04)%	3.94%	3.18%
R2 (formerly R3)	10/31/03	(34.70)%	4.38%	3.40%
R3 (formerly R4)	4/01/05	(34.56)%	4.70%	3.96%
R4 (formerly R5)	4/01/05	(34.40)%	4.91%	4.06%

Comparative Benchmark

MSCI World Index (f)	(41.51)%	2.24%	1.21%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(38.28)%	3.56%	3.39%
B With CDSC (Declining over six years from 4% to 0%) (x)	(37.31)%	3.70%	3.22%
C With CDSC (1% for 12 months) (x)	(35.57)%	4.02%	3.22%
J With Initial Sales Charge (3.00%)	(36.93)%	3.44%	2.97%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Morgan Stanley Capital International (MSCI) World Index – a market capitalization index that is designed to measure global developed market equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class R3 and Class R4 shares includes the performance of the fund’s Class A shares prior to their offering. Performance for Class J, Class R1

7

Performance Summary – continued

and Class R2 shares includes the performance of the fund’s Class B shares prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2008 through October 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/08	Ending Account Value 10/31/08	Expenses Paid During Period (p) 5/01/08-10/31/08
A	Actual	1.41%	$1,000.00	$692.22	$6.00
	Hypothetical (h)	1.41%	$1,000.00	$1,018.05	$7.15
B	Actual	2.16%	$1,000.00	$689.45	$9.17
	Hypothetical (h)	2.16%	$1,000.00	$1,014.28	$10.94
C	Actual	2.16%	$1,000.00	$689.53	$9.17
	Hypothetical (h)	2.16%	$1,000.00	$1,014.28	$10.94
I	Actual	1.16%	$1,000.00	$693.04	$4.94
	Hypothetical (h)	1.16%	$1,000.00	$1,019.30	$5.89
J	Actual	2.11%	$1,000.00	$689.63	$8.96
	Hypothetical (h)	2.11%	$1,000.00	$1,014.53	$10.68
R1	Actual	2.16%	$1,000.00	$689.35	$9.17
	Hypothetical (h)	2.16%	$1,000.00	$1,014.28	$10.94
R2 (formerly R3)	Actual	1.66%	$1,000.00	$691.16	$7.06
	Hypothetical (h)	1.66%	$1,000.00	$1,016.79	$8.42
R3 (formerly R4)	Actual	1.41%	$1,000.00	$691.85	$6.00
	Hypothetical (h)	1.41%	$1,000.00	$1,018.05	$7.15
R4 (formerly R5)	Actual	1.19%	$1,000.00	$692.80	$5.06
	Hypothetical (h)	1.19%	$1,000.00	$1,019.15	$6.04

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class‘ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 5.9%
Diageo PLC	619,267	$9,477,831
Grupo Modelo S.A. de C.V., "C"	424,700	1,309,664
Heineken N.V.	294,370	9,933,363
Pernod Ricard S.A.	54,132	3,526,678

		$24,247,536
Apparel Manufacturers - 5.7%
Burberry Group PLC	477,340	$2,112,564
Compagnie Financiere Richemont S.A.	203,885	4,335,076
LVMH Moet Hennessy Louis Vuitton S.A.	119,920	8,001,067
NIKE, Inc., "B"	155,220	8,945,329

		$23,394,036
Automotive - 1.1%
Bridgestone Corp.	127,900	$2,216,646
Harley-Davidson, Inc.	91,170	2,231,842

		$4,448,488
Biotechnology - 0.3%
Actelion Ltd. (a)	25,246	$1,334,810

Broadcasting - 5.2%
Omnicom Group, Inc.	190,120	$5,616,145
Viacom, Inc., "B" (a)	72,095	1,457,761
Vivendi S.A.	115,650	3,024,933
Walt Disney Co.	291,100	7,539,490
WPP Group PLC (a)	611,990	3,693,398

		$21,331,727
Brokerage & Asset Managers - 1.6%
Deutsche Boerse AG	20,910	$1,669,651
Goldman Sachs Group, Inc.	28,180	2,606,650
Julius Baer Holding Ltd.	62,032	2,441,844

		$6,718,145

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 1.8%
Accenture Ltd., “A”	166,330	$5,497,207
DST Systems, Inc. (a)(l)	42,880	1,740,070

		$7,237,277
Chemicals - 3.8%
3M Co.	154,290	$9,920,847
Givaudan S.A.	8,420	5,770,065

		$15,690,912
Computer Software - 2.0%
Oracle Corp. (a)	444,380	$8,127,710

Conglomerates - 0.8%
Smiths Group PLC	246,396	$3,166,351

Consumer Goods & Services - 7.0%
Alberto-Culver Co.	33,740	$868,130
Henkel KGaA, IPS	52,330	1,514,561
International Flavors & Fragrances, Inc.	71,600	2,282,608
Kao Corp.	300,000	8,672,329
Procter & Gamble Co.	103,764	6,696,929
Reckitt Benckiser Group PLC	209,430	8,796,905

		$28,831,462
Electrical Equipment - 3.2%
Legrand S.A.	218,970	$3,649,226
OMRON Corp.	99,000	1,404,232
Rockwell Automation, Inc.	98,860	2,735,456
Schneider Electric S.A.	85,866	5,165,180

		$12,954,094
Electronics - 6.0%
ASML Holding N.V.	132,332	$2,309,400
Canon, Inc.	234,600	8,072,944
Hirose Electric Co. Ltd.	16,700	1,459,929
Hoya Corp.	190,000	3,521,907
Intel Corp.	249,790	3,996,640
Ricoh Co. Ltd.	109,000	1,159,430
Samsung Electronics Co. Ltd.	9,988	4,173,804

		$24,694,054
Energy - Independent - 0.7%
INPEX Holdings, Inc.	504	$2,930,826

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 5.8%
Chevron Corp.	63,770	$4,757,242
Exxon Mobil Corp.	82,760	6,134,171
Royal Dutch Shell PLC	205,480	5,662,160
TOTAL S.A.	131,870	7,242,931

		$23,796,504
Food & Beverages - 7.3%
General Mills, Inc.	62,140	$4,209,364
J.M. Smucker Co.	22,060	982,994
Nestle S.A.	411,183	16,027,691
PepsiCo, Inc.	149,250	8,508,743

		$29,728,792
Food & Drug Stores - 1.9%
Tesco PLC	396,466	$2,165,550
Walgreen Co.	217,780	5,544,679

		$7,710,229
Gaming & Lodging - 0.9%
Ladbrokes PLC	802,110	$2,046,239
William Hill PLC	528,570	1,632,220

		$3,678,459
Insurance - 2.2%
AXA	271,480	$5,231,509
QBE Insurance Group Ltd.	44,200	762,070
Swiss Reinsurance Co.	76,608	3,191,679

		$9,185,258
Machinery & Tools - 0.4%
Fanuc Ltd.	26,600	$1,805,385

Major Banks - 4.9%
Bank of New York Mellon Corp.	223,003	$7,269,898
Erste Bank der oesterreichischen Sparkassen AG	103,566	2,803,279
Intesa Sanpaolo S.p.A	474,111	1,734,401
Standard Chartered PLC	148,200	2,460,483
State Street Corp.	132,140	5,728,269

		$19,996,330
Medical Equipment - 5.7%
Medtronic, Inc.	151,040	$6,091,443
Synthes, Inc.	46,090	5,950,938

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Thermo Fisher Scientific, Inc. (a)	99,120	$4,024,272
Waters Corp. (a)	43,400	1,900,920
Zimmer Holdings, Inc. (a)	119,030	5,526,563

		$23,494,136
Natural Gas - Distribution - 1.7%
GDF Suez (a)	159,992	$7,124,097

Other Banks & Diversified Financials - 2.9%
Aeon Credit Service Co. Ltd.	121,700	$1,322,145
American Express Co.	124,240	3,416,600
Bangkok Bank Public Co. Ltd.	426,200	867,465
Komercni Banka A.S.	9,499	1,424,556
UBS AG (a)	288,140	4,916,592

		$11,947,358
Pharmaceuticals - 9.2%
Bayer AG	86,620	$4,764,930
GlaxoSmithKline PLC	175,550	3,381,781
Johnson & Johnson	165,960	10,179,986
Merck KGaA	72,600	6,438,400
Roche Holding AG	84,380	12,915,690

		$37,680,787
Printing & Publishing - 0.9%
Wolters Kluwer N.V.	198,050	$3,508,620

Railroad & Shipping - 0.6%
Canadian National Railway Co.	60,906	$2,634,794

Specialty Chemicals - 5.1%
L’Air Liquide S.A.	37,309	$3,215,699
Linde AG	103,220	8,546,348
Praxair, Inc.	54,440	3,546,766
Shin-Etsu Chemical Co. Ltd.	109,100	5,709,490

		$21,018,303
Specialty Stores - 0.2%
Sally Beauty Holdings, Inc. (a)	127,590	$648,157

Telephone Services - 0.7%
Singapore Telecommunications Ltd.	1,783,975	$3,001,624

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - 2.7%
TNT N.V.	239,100	$5,005,864
United Parcel Service, Inc., "B"	111,680	5,894,470

		$10,900,334
Utilities - Electric Power - 0.8%
E.ON AG	85,750	$3,272,795
Total Common Stocks (Identified Cost, $465,317,698)		$406,239,390

Collateral for Securities Loaned - 0.3%
Citigroup Global Markets, Inc. Repurchase Agreement, 0.20%, dated 10/31/08, due 11/03/08, total to be received $1,273,079 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost	$1,273,058	$1,273,058

Money Market Funds (v) - 0.5%
MFS Institutional Money Market Portfolio, 0.93%, at Cost and Net Asset Value	2,072,364	$2,072,364
Total Investments (Identified Cost, $468,663,120) (k)		$409,584,812

Other Assets, Less Liabilities - 0.2%		818,313
Net Assets - 100.0%		$410,403,125

(a)	Non-income producing security.
(k)	As of October 31, 2008, the fund had 45 securities that were fair valued, aggregating $192,248,079 and 46.94% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

IPS	International Preference Stock

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $466,590,756)	$407,512,448
Underlying funds, at cost and value	2,072,364
Total investments, at value, including $1,252,380 of securities on loan (identified cost, $468,663,120)		$409,584,812
Receivable for investments sold	1,569,706
Receivable for fund shares sold	301,126
Interest and dividends receivable	1,403,296
Total assets		$412,858,940
Liabilities
Payable for investments purchased	$185,355
Payable for fund shares reacquired	623,780
Collateral for securities loaned, at value	1,273,058
Payable to affiliates
Management fee	19,589
Shareholder servicing costs	176,473
Distribution and service fees	7,942
Administrative services fee	414
Payable for independent trustees’ compensation	49,891
Accrued expenses and other liabilities	119,313
Total liabilities		$2,455,815
Net assets		$410,403,125
Net assets consist of
Paid-in capital	$441,850,913
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(59,089,913)
Accumulated net realized gain (loss) on investments and foreign currency transactions	22,193,830
Undistributed net investment income	5,448,295
Net assets		$410,403,125
Shares of beneficial interest outstanding		22,484,099

16

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$260,535,443
Shares outstanding	14,076,656
Net asset value per share		$18.51
Offering price per share (100/94.25 × net asset value per share)		$19.64
Class B shares
Net assets	$38,110,902
Shares outstanding	2,209,651
Net asset value and offering price per share		$17.25
Class C shares
Net assets	$26,139,074
Shares outstanding	1,557,243
Net asset value and offering price per share		$16.79
Class I shares
Net assets	$49,021,607
Shares outstanding	2,591,249
Net asset value, offering price, and redemption price per share		$18.92
Class J shares:
Net assets	$6,504,233
Shares outstanding	382,201
Net asset value and redemption price per share		$17.02
Offering price per share (100/97.00 × net asset value per share)		$17.55
Class R1 shares
Net assets	$3,303,663
Shares outstanding	194,072
Net asset value, offering price, and redemption price per share		$17.02
Class R2 shares (formerly Class R3 shares)
Net assets	$17,297,643
Shares outstanding	957,855
Net asset value, offering price, and redemption price per share		$18.06
Class R3 shares (formerly Class R4 shares)
Net assets	$8,938,782
Shares outstanding	485,444
Net asset value, offering price, and redemption price per share		$18.41

17

Statement of Assets and Liabilities – continued

Class R4 shares (formerly Class R5 shares)
Net assets	$551,778
Shares outstanding	29,728
Net asset value, offering price, and redemption price per share		$18.56

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$15,270,959
Interest	1,228,953
Dividends from underlying funds	149,002
Foreign taxes withheld	(1,276,303)
Total investment income		$15,372,611
Expenses
Management fee	$5,574,202
Distribution and service fees	2,340,427
Shareholder servicing costs	1,209,347
Administrative services fee	92,645
Retirement plan administration and services fees	16,421
Independent trustees' compensation	13,396
Custodian fee	167,062
Shareholder communications	26,548
Auditing fees	53,899
Legal fees	50,511
Miscellaneous	174,277
Total expenses		$9,718,735
Fees paid indirectly	(2,148)
Reduction of expenses by investment adviser	(3,285)
Net expenses		$9,713,302
Net investment income		$5,659,309
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers (net of 19,396 country tax)	$31,256,467
Foreign currency transactions	(97,143)
Net realized gain (loss) on investments and foreign currency transactions		$31,159,324
Change in unrealized appreciation (depreciation)
Investments (net of $31,669 decrease in deferred country tax)	$(271,839,296)
Translation of assets and liabilities in foreign currencies	(48,205)
Net unrealized gain (loss) on investments and foreign currency translation		$(271,887,501)
Net realized and unrealized gain (loss) on investments and foreign currency		$(240,728,177)
Change in net assets from operations		$(235,068,868)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
Change in net assets	2008	2007
From operations
Net investment income	$5,659,309	$7,275,691
Net realized gain (loss) on investments and foreign currency transactions	31,159,324	94,783,262
Net unrealized gain (loss) on investments and foreign currency translation	(271,887,501)	21,379,060
Change in net assets from operations	$(235,068,868)	$123,438,013
Distributions declared to shareholders
From net investment income
Class A	$(2,818,327)	$(9,448,780)
Class B	—	(1,851,723)
Class C	(43,366)	(633,188)
Class I	(616,920)	(1,459,047)
Class J	—	(257,963)
Class R (b)	—	(252,787)
Class R1	(25,251)	(23,168)
Former Class R2 (b)	(4,110)	(12,087)
Class R2 (formerly Class R3)	(120,877)	(117,690)
Class R3 (formerly Class R4)	(82,742)	(181,581)
Class R4 (formerly Class R5)	(40,356)	(1,407)
From net realized gain on investments
Class A	(47,448,511)	(49,984,260)
Class B	(9,708,653)	(15,617,271)
Class C	(5,397,030)	(4,798,630)
Class I	(7,640,525)	(6,908,588)
Class J	(1,481,047)	(2,165,492)
Class R (b)	(471,843)	(1,519,317)
Class R1	(569,906)	(163,635)
Former Class R2 (b)	(102,375)	(74,843)
Class R2 (formerly Class R3)	(2,356,874)	(719,759)
Class R3 (formerly Class R4)	(1,524,560)	(939,438)
Class R4 (formerly Class R5)	(509,901)	(6,949)
Total distributions declared to shareholders	$(80,963,174)	$(97,137,603)
Change in net assets from fund share transactions	$(45,733,031)	$(16,178,426)
Total change in net assets	$(361,765,073)	$10,121,984
Net assets
At beginning of period	772,168,198	762,046,214
At end of period (including undistributed net investment income of $5,448,295 and $3,657,474, respectively)	$410,403,125	$772,168,198

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$31.71	$30.78	$25.79	$22.92	$19.57
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.33	$0.48	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(10.09)	4.54	5.68	2.81	3.28
Total from investment operations	$(9.82)	$4.87	$6.16	$2.87	$3.35
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.63)	$—	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—	—
Total distributions declared to shareholders	$(3.38)	$(3.94)	$(1.17)	$—	$—
Net asset value, end of period	$18.51	$31.71	$30.78	$25.79	$22.92
Total return (%) (r)(s)(t)	(34.51)	17.41	24.73	12.52	17.12	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.46	1.45	1.55	1.52
Expenses after expense reductions (f)	1.44	1.46	1.45	1.55	1.52
Net investment income	1.05	1.10	1.72	0.22	0.30
Portfolio turnover	23	27	39	39	41
Net assets at end of period (000 Omitted)	$260,535	$474,901	$465,394	$402,985	$368,514

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.79	$29.12	$24.64	$22.06	$18.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.12	$0.27	$(0.13)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.41)	4.25	5.38	2.71	3.19
Total from investment operations	$(9.35)	$4.37	$5.65	$2.58	$3.09
Less distributions declared to shareholders
From net investment income	$—	$(0.39)	$—	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—	—
Total distributions declared to shareholders	$(3.19)	$(3.70)	$(1.17)	$—	$—
Net asset value, end of period	$17.25	$29.79	$29.12	$24.64	$22.06
Total return (%) (r)(s)(t)	(34.99)	16.51	23.77	11.70	16.29 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.21	2.20	2.30	2.27
Expenses after expense reductions (f)	2.19	2.21	2.20	2.30	2.27
Net investment income (loss)	0.25	0.41	1.02	(0.53)	(0.45)
Portfolio turnover	23	27	39	39	41
Net assets at end of period (000 Omitted)	$38,111	$102,296	$139,656	$148,434	$170,783

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.11	$28.58	$24.19	$21.66	$18.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.25	$(0.12)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.17)	4.20	5.31	2.65	3.12
Total from investment operations	$(9.10)	$4.28	$5.56	$2.53	$3.03
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.44)	$—	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—	—
Total distributions declared to shareholders	$(3.22)	$(3.75)	$(1.17)	$—	$—
Net asset value, end of period	$16.79	$29.11	$28.58	$24.19	$21.66
Total return (%) (r)(s)(t)	(34.99)	16.51	23.84	11.68	16.26 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.21	2.20	2.30	2.27
Expenses after expense reductions (f)	2.19	2.21	2.20	2.30	2.27
Net investment income (loss)	0.30	0.29	0.96	(0.53)	(0.45)
Portfolio turnover	23	27	39	39	41
Net assets at end of period (000 Omitted)	$26,139	$50,903	$41,351	$33,975	$32,785

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$32.33	$31.32	$26.15	$23.23	$19.78
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.40	$0.56	$0.12	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(10.30)	4.62	5.78	2.85	3.33
Total from investment operations	$(9.96)	$5.02	$6.34	$2.97	$3.45
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.70)	$—	$(0.05)	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—	—
Total distributions declared to shareholders	$(3.45)	$(4.01)	$(1.17)	$(0.05)	$—
Net asset value, end of period	$18.92	$32.33	$31.32	$26.15	$23.23
Total return (%) (r)(s)	(34.34)	17.66	25.09	12.79	17.44	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.21	1.20	1.30	1.26
Expenses after expense reductions (f)	1.19	1.21	1.20	1.30	1.26
Net investment income	1.32	1.31	1.95	0.47	0.53
Portfolio turnover	23	27	39	39	41
Net assets at end of period (000 Omitted)	$49,022	$77,689	$63,714	$41,493	$37,781

See Notes to Financial Statements

24

Financial Highlights – continued

Class J	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.43	$28.80	$24.36	$21.80	$18.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.15	$0.24	$(0.11)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.29)	4.18	5.37	2.67	3.14
Total from investment operations	$(9.22)	$4.33	$5.61	$2.56	$3.06
Less distributions declared to shareholders
From net investment income	$—	$(0.39)	$—	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—	—
Total distributions declared to shareholders	$(3.19)	$(3.70)	$(1.17)	$—	$—
Net asset value, end of period	$17.02	$29.43	$28.80	$24.36	$21.80
Total return (%) (r)(s)(t)	(34.98)	16.57	23.88	11.74	16.33 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.16	2.15	2.25	2.22
Expenses after expense reductions (f)	2.14	2.16	2.15	2.25	2.22
Net investment income (loss)	0.30	0.53	0.93	(0.47)	(0.39)
Portfolio turnover	23	27	39	39	41
Net assets at end of period (000 Omitted)	$6,504	$13,864	$20,832	$19,136	$23,188

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$29.60	$29.06	$24.61	$23.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.03	$0.21	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.31)	4.29	5.41	0.87	(g)
Total from investment operations	$(9.25)	$4.32	$5.62	$0.72
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.47)	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—
Total distributions declared to shareholders	$(3.33)	$(3.78)	$(1.17)	$—
Net asset value, end of period	$17.02	$29.60	$29.06	$24.61
Total return (%) (r)(s)	(35.04)	16.38	23.68	3.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.23	2.33	2.40	2.50	(a)
Expenses after expense reductions (f)	2.23	2.30	2.30	2.47	(a)
Net investment income (loss)	0.26	0.12	0.78	(1.06	)(a)
Portfolio turnover	23	27	39	39
Net assets at end of period (000 Omitted)	$3,304	$4,208	$1,348	$672

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$31.08	$30.27	$25.48	$22.76	$19.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.14	$0.39	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.88)	4.52	5.57	2.78	3.28
Total from investment operations	$(9.67)	$4.66	$5.96	$2.72	$3.25
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.54)	$—	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—	—
Total distributions declared to shareholders	$(3.35)	$(3.85)	$(1.17)	$—	$—
Net asset value, end of period	$18.06	$31.08	$30.27	$25.48	$22.76
Total return (%) (r)(s)	(34.70)	16.94	24.22	11.95	16.66 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.88	1.94	2.06	2.00
Expenses after expense reductions (f)	1.71	1.85	1.84	2.05	2.00
Net investment income (loss)	0.83	0.48	1.42	(0.25)	(0.15)
Portfolio turnover	23	27	39	39	41
Net assets at end of period (000 Omitted)	$17,298	$21,364	$6,501	$3,032	$530

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$31.56	$30.71	$25.77	$24.90
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.24	$0.04	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(10.05)	4.56	6.07	0.85	(g)
Total from investment operations	$(9.79)	$4.80	$6.11	$0.87
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.64)	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—
Total distributions declared to shareholders	$(3.36)	$(3.95)	$(1.17)	$—
Net asset value, end of period	$18.41	$31.56	$30.71	$25.77
Total return (%) (r)(s)	(34.56)	17.22	24.54	3.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.61	1.63	1.73	(a)
Expenses after expense reductions (f)	1.47	1.61	1.63	1.73	(a)
Net investment income	1.04	0.81	0.14	0.13	(a)
Portfolio turnover	23	27	39	39
Net assets at end of period (000 Omitted)	$8,939	$14,293	$8,703	$84

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$31.80	$30.86	$25.81	$24.90
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.05	$0.53	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(10.17)	4.87	5.69	0.83	(g)
Total from investment operations	$(9.80)	$4.92	$6.22	$0.91
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.67)	$—	$—
From net realized gain on investments	(3.19)	(3.31)	(1.17)	—
Total distributions declared to shareholders	$(3.44)	$(3.98)	$(1.17)	$—
Net asset value, end of period	$18.56	$31.80	$30.86	$25.81
Total return (%) (r)(s)	(34.40)	17.58	24.95	3.65	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.31	1.29	1.44	(a)
Expenses after expense reductions (f)	1.23	1.31	1.29	1.44	(a)
Net investment income	1.39	0.23	1.88	0.54	(a)
Portfolio turnover	23	27	39	39
Net assets at end of period (000 Omitted)	$552	$5,297	$65	$52

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the accrual was recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standards to the fund, and has not at this time determined the impact resulting from the adoption of these Standards on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing

30

Notes to Financial Statements – continued

service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

31

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated

32

Notes to Financial Statements – continued

between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to

33

Notes to Financial Statements – continued

examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/08	10/31/07
Ordinary income (including any short-term capital gains)	$6,806,080	$24,331,408
Long-term capital gain	74,157,094	72,806,195
Total distributions	$80,963,174	$97,137,603

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$470,722,098
Gross appreciation	45,211,241
Gross depreciation	(106,348,527)
Net unrealized appreciation (depreciation)	$(61,137,286)
Undistributed ordinary income	6,847,809
Undistributed long-term capital gain	23,141,778
Other temporary differences	(300,089)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

34

Notes to Financial Statements – continued

shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively. The Board of Trustees which oversees the fund approved the termination of Class J shares of the fund, effective February 27, 2009, or as soon thereafter as practicable.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $27,262 for the year ended October 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.25%	$965,581
Class B	0.75%	0.25%	1.00%	1.00%	676,418
Class C	0.75%	0.25%	1.00%	1.00%	404,291
Class J (f)	0.70%	0.25%	0.95%	0.95%	95,093
Class R (b)	0.25%	0.25%	0.50%	0.50%	8,100
Class R1	0.75%	0.25%	1.00%	0.91%	42,326
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	2,197
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	113,168
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	33,253
Total Distribution and Service Fees					$2,340,427

35

Notes to Financial Statements – continued

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2008 based on each class’ average daily net assets. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.
(f)	Includes fees that MFD pays to financial intermediaries and for services rendered as the fund’s agent company in Japan.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2008, were as follows:

Amount
Class A	$1,485
Class B	65,769
Class C	8,405

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2008, the fee was $388,172, which equated to 0.0627% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $821,175.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

36

Notes to Financial Statements – continued

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended October 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.13%	$5,820
Former Class R2 (b)	0.25%	—	—	0.09%	386
Class R2 (formerly Class R3)	0.15%	—	—	0.03%	5,698
Class R3 (formerly Class R4)	0.15%	—	—	0.03%	3,688
Class R4 (formerly Class R5)	0.10%	—	—	0.02%	829
Total Retirement Plan Administration and Services Fees					$16,421

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,563. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $9,353. Both amounts are included in independent trustees’ compensation for the year ended October 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $47,523 at October 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by

37

Notes to Financial Statements – continued

the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,977 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,285, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $145,252,695 and $260,016,456, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/08			Year ended 10/31/07
	Shares		Amount	Shares	Amount
Shares sold
Class A	3,506,592		$95,399,638	5,900,973	$176,183,231
Class B	194,481		4,693,530	677,507	18,985,639
Class C	219,281		5,312,965	515,901	14,204,128
Class I	898,905		23,842,778	2,910,442	89,489,888
Class J	0	(1)	101	103,103	2,737,728
Class R (b)	103,206		3,103,883	107,418	3,155,031
Class R1	97,315		2,523,558	169,658	4,723,308
Former Class R2 (b)	11,265		290,282	49,169	1,372,161
Class R2 (formerly Class R3)	519,532		13,638,414	829,854	24,183,937
Class R3 (formerly Class R4)	163,648		4,385,440	632,877	18,608,644
Class R4 (formerly Class R5)	36,818		959,139	165,209	4,969,637
	5,751,043		$154,149,728	12,062,111	$358,613,332

38

Notes to Financial Statements – continued

	Year ended 10/31/08		Year ended 10/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,691,798	$46,930,408	1,989,079	$56,092,016
Class B	339,588	8,839,547	602,942	16,080,479
Class C	191,843	4,859,367	186,638	4,863,794
Class I	291,885	8,257,445	291,576	8,365,321
Class J	320	8,220	318	8,366
Class R (b)	14,427	397,452	61,699	1,722,626
Class R1	23,168	595,157	7,044	186,803
Former Class R2 (b)	4,106	106,485	3,263	86,930
Class R2 (formerly Class R3)	91,329	2,477,751	30,200	837,442
Class R3 (formerly Class R4)	58,215	1,607,302	39,817	1,118,849
Class R4 (formerly Class R5)	19,816	550,257	296	8,356
	2,726,495	$74,629,391	3,212,872	$89,370,982
Shares reacquired
Class A	(6,098,268)	$(159,848,690)	(8,031,087)	$(240,337,804)
Class B	(1,757,804)	(43,292,551)	(2,642,389)	(74,013,843)
Class C	(602,595)	(13,968,493)	(400,816)	(10,974,899)
Class I	(1,002,335)	(25,479,010)	(2,833,772)	(87,042,982)
Class J	(89,229)	(2,074,392)	(355,680)	(9,976,628)
Class R (b)	(324,950)	(9,283,684)	(418,476)	(12,450,507)
Class R1	(68,569)	(1,626,339)	(80,932)	(2,225,760)
Former Class R2 (b)	(44,102)	(1,104,978)	(43,371)	(1,199,260)
Class R2 (formerly Class R3)	(340,460)	(8,412,921)	(387,342)	(11,126,514)
Class R3 (formerly Class R4)	(189,298)	(4,692,381)	(503,165)	(14,783,712)
Class R4 (formerly Class R5)	(193,516)	(4,728,711)	(993)	(30,831)
	(10,711,126)	$(274,512,150)	(15,698,023)	$(464,162,740)
Net change
Class A	(899,878)	$(17,518,644)	(141,035)	$(8,062,557)
Class B	(1,223,735)	(29,759,474)	(1,361,940)	(38,947,725)
Class C	(191,471)	(3,796,161)	301,723	8,093,023
Class I	188,455	6,621,213	368,246	10,812,227
Class J	(88,909)	(2,066,071)	(252,259)	(7,230,534)
Class R (b)	(207,317)	(5,782,349)	(249,359)	(7,572,850)
Class R1	51,914	1,492,376	95,770	2,684,351
Former Class R2 (b)	(28,731)	(708,211)	9,061	259,831
Class R2 (formerly Class R3)	270,401	7,703,244	472,712	13,894,865
Class R3 (formerly Class R4)	32,565	1,300,361	169,529	4,943,781
Class R4 (formerly Class R5)	(136,882)	(3,219,315)	164,512	4,947,162
	(2,233,588)	$(45,733,031)	(423,040)	$(16,178,426)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(1)	Less than 1 share.

39

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2008, the fund’s commitment fee and interest expense were $2,850 and 0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	11,536,277	113,531,256	122,995,169	2,072,364

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$149,002	$2,072,364

40

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of

MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2008

41

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

46

Trustees and Officers – continued

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
David Mannheim
Simon Todd

47

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

48

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

49

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

50

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

51

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 75.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates $82,727,193 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $5,634,632. The fund intends to pass through foreign tax credits of $434,792 for the fiscal year.

52

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Global Total Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

10/31/08

MWT-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
TOTAL S.A.	2.0%
Nestle S.A.	1.8%
U.S. Treasury Notes, 4.75%, 2012	1.7%
Kingdom of Spain, 5%, 2012	1.6%
Roche Holding AG	1.5%
Vodafone Group PLC	1.5%
Dutch Government, 3.75%, 2014	1.5%
Kingdom of Belgium, 5.5%, 2017	1.5%
Lockheed Martin Corp.	1.4%
Philip Morris International, Inc.	1.3%

Equity sectors
Financial Services	11.1%
Consumer Staples	7.9%
Energy	7.7%
Health Care	6.9%
Utilities & Communications	6.7%
Technology	5.3%
Industrial Goods & Services	4.8%
Leisure	3.0%
Basic Materials	2.0%
Autos & Housing	1.9%
Transportation	1.5%
Special Products & Services	1.3%
Retailing	1.2%

Fixed income sectors (i)
Non-U.S. Government Bonds	25.7%
U.S. Treasury Securities	5.2%
Mortgage-Backed Securities	1.3%
U.S. Government Agencies	0.8%
Commercial Mortgage-Backed Securities	0.7%
Municipal Bonds	0.4%

Country weightings (i)
United States	39.5%
Japan	16.2%
United Kingdom	9.7%
Germany	6.9%
France	5.4%
Switzerland	4.9%
Netherlands	3.9%
Spain	2.4%
Italy	1.8%
Other Countries	9.3%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 10/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2008, Class A shares of the MFS Global Total Return Fund provided a total return of –19.92%, at net asset value. This compares with a return of –41.51% for the fund’s benchmark, the MSCI World Index. The fund’s other benchmark, a blended benchmark comprised of 60% of the MSCI World Index and 40% of the JPMorgan Global Government Bond Index (Unhedged), which closely resembles the equity and fixed income allocations of the fund, generated a total return of –25.82%. Over the same period, the JPMorgan Global Government Bond Index (Unhedged) generated a return of 3.10%.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the

Management Review – continued

reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Within the equity portion of the fund, an overweighted position in the consumer staples sector positively affected the portfolio’s performance relative to the MSCI World Index. Food company Nestle (Switzerland) and household products manufacturer Kao Corp. (Japan) were among the fund’s top contributors. Shares of Nestle gained on continued strong sales and the company benefited from its improved ability to manage costs. The stock was also helped by speculation about a potential alliance or an investment stake in the world’s second-largest chocolate maker, Hershey’s.

Security selection and, to a lesser extent, our underweighted position in the basic materials sector also boosted relative results. No individual holdings within this sector were among the fund’s top contributors for the reporting period.

Stock selection in the energy sector benefited relative returns. The fund’s holdings of integrated oil company TOTAL bolstered relative performance as the stock outpaced the return of the benchmark. Shares of TOTAL moved higher when management announced increases in quarterly profit margins due to rising prices in crude oil, natural gas, and to increasing demand for liquid natural gas during the reporting period.

Stock selection within the industrial goods and services sector, due largely to the fund’s position in defense contractor Lockheed Martin, contributed to relative results during the reporting period. Shares of Lockheed Martin outperformed in recent months as investors reacted positively to news of several contract wins, including a $2.2 billion contract for F-35 jets for the Air Force and a new global positioning satellite contract worth potentially $3.6 billion.

Elsewhere, the fund’s holdings of pharmaceutical companies, Hisamitsu Pharmaceutical (Japan), Roche Holding (Switzerland), GlaxoSmithKline (U.K.), and Novartis (Switzerland), helped relative returns. Enterprise software products maker Oracle was also a top relative contributor. Not owning weak-performing insurance firm American International Group was another positive factor.

Within the fixed income portion of the fund, currency positioning in the Euro and British Pound contributed to performance relative to the JPMorgan Global Government Bond Index (Unhedged). The fund’s greater relative exposure to United Kingdom and Australian bonds, and lesser relative exposure to Italian bonds, also benefited relative performance.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, several holdings in the financial services sector were among the fund’s top relative detractors. These included financial services firm ING Groep (the Netherlands), investment banking firm Goldman Sachs, and banking operators, Credit Agricole (France), Unicredito Italiano (Italy), and Royal Bank of Scotland (g) (U.K.). Shares of Royal Bank of Scotland struggled as the bank reported significant writedowns due to slumping credit markets, the company’s exposure to U.K. real estate, leveraged loans, and the U.S. sub-prime markets. Not owning relative outperformer Wells Fargo also hurt results.

Elsewhere, not owning strong-performing German car maker Volkswagen hurt relative performance. Luxury automaker BMW (Germany) and imaging products manufacturer Konica Minolta Holdings also held back relative returns.

Within the fixed income portion of the fund, exposure to the financial sector held back results as holdings of finance companies suffered amid the global credit crisis. The fund’s greater relative exposure to the Norwegian Krone detracted from relative results. Positioning in Japanese bonds also hurt.

Respectfully,

Nevin Chitkara	Steven Gorham	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	9/04/90	(19.92)%	5.95%	4.97%
B	9/07/93	(20.39)%	5.26%	4.29%
C	1/03/94	(20.39)%	5.26%	4.29%
I	1/02/97	(19.51)%	6.35%	5.36%
R1	4/01/05	(20.42)%	5.20%	4.25%
R2 (formerly Class R3)	10/31/03	(19.98)%	5.64%	4.47%
R3 (formerly Class R4)	4/01/05	(19.80)%	5.95%	4.97%
R4 (formerly Class R5)	4/01/05	(19.53)%	6.18%	5.08%

Comparative benchmarks

MSCI World Index (f)	(41.51)%	2.24%	1.21%
60% MSCI World/40% JPMorgan Global Government Bond Index (unhedged) (f)	(25.82)%	3.69%	3.03%
JPMorgan Global Government Bond Index (unhedged) (f)	3.10%	5.13%	4.91%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(24.53)%	4.70%	4.35%
B With CDSC (Declining over six years from 4% to 0%) (x)	(23.27)%	4.97%	4.29%
C With CDSC (1% for 12 months) (x)	(21.11)%	5.26%	4.29%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

JPMorgan Global Government Bond Index (unhedged) – measures developed government bond markets around the world.

Morgan Stanley Capital International (MSCI) World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Performance for Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2008 through October 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/08	Ending Account Value 10/31/08	Expenses Paid During Period (p) 5/01/08-10/31/08
A	Actual	1.30%	$1,000.00	$806.58	$5.90
	Hypothetical (h)	1.30%	$1,000.00	$1,018.60	$6.60
B	Actual	1.95%	$1,000.00	$804.56	$8.85
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
C	Actual	1.95%	$1,000.00	$804.45	$8.84
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
I	Actual	0.95%	$1,000.00	$809.38	$4.32
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
R1	Actual	1.95%	$1,000.00	$804.74	$8.85
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
R2 (formerly R3)	Actual	1.45%	$1,000.00	$806.93	$6.59
	Hypothetical (h)	1.45%	$1,000.00	$1,017.85	$7.35
R3 (formerly R4)	Actual	1.20%	$1,000.00	$807.30	$5.45
	Hypothetical (h)	1.20%	$1,000.00	$1,019.10	$6.09
R4 (formerly R5)	Actual	0.95%	$1,000.00	$808.74	$4.32
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 61.3%
Issuer	Shares/Par	Value ($)

Aerospace - 2.8%
Lockheed Martin Corp.	92,450	$7,862,872
Northrop Grumman Corp.	83,850	3,931,727
United Technologies Corp.	76,780	4,219,829

		$16,014,428
Alcoholic Beverages - 0.7%
Heineken N.V.	125,030	$4,219,073

Apparel Manufacturers - 0.4%
NIKE, Inc., “B”	42,170	$2,430,257

Automotive - 0.4%
Bayerische Motoren Werke AG	58,980	$1,526,716
Johnson Controls, Inc.	41,210	730,653

		$2,257,369
Broadcasting - 2.3%
Fuji Television Network, Inc.	1,767	$2,118,424
Nippon Television Network Corp.	12,640	1,211,884
Omnicom Group, Inc.	82,220	2,428,779
Vivendi S.A.	114,950	3,006,624
Walt Disney Co.	102,270	2,648,793
WPP Group PLC (a)	275,140	1,660,487

		$13,074,991
Brokerage & Asset Managers - 1.7%
Daiwa Securities Group, Inc.	250,000	$1,388,588
Franklin Resources, Inc.	26,010	1,768,680
Goldman Sachs Group, Inc.	36,570	3,382,725
Merrill Lynch & Co., Inc.	188,580	3,505,702

		$10,045,695
Business Services - 1.3%
Accenture Ltd., “A”	114,030	$3,768,691
Bunzl PLC	159,930	1,603,498
USS Co. Ltd.	35,760	2,193,212

		$7,565,401

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.0%
3M Co.	27,180	$1,747,674
PPG Industries, Inc.	80,410	3,986,728

		$5,734,402
Computer Software - 1.2%
Oracle Corp. (a)	377,220	$6,899,354

Computer Software - Systems - 1.0%
Fujitsu Ltd.	558,000	$2,220,575
International Business Machines Corp.	39,930	3,712,292

		$5,932,867
Construction - 1.5%
CRH PLC	120,700	$2,691,573
Geberit AG	21,668	2,253,343
Sekisui Chemical Co. Ltd.	358,000	2,078,939
Sherwin-Williams Co.	27,710	1,576,976

		$8,600,831
Consumer Goods & Services - 2.6%
Henkel KGaA, IPS	109,100	$3,157,627
Kao Corp.	198,000	5,723,737
Kose Corp.	88,300	2,304,832
Procter & Gamble Co.	55,120	3,557,445

		$14,743,641
Containers - 0.7%
Brambles Ltd.	812,830	$4,304,600

Electrical Equipment - 1.5%
Legrand S.A.	169,460	$2,824,122
OMRON Corp.	126,900	1,799,970
Spectris PLC	248,000	1,998,486
W.W. Grainger, Inc.	23,110	1,815,753

		$8,438,331
Electronics - 2.5%
Intel Corp.	216,420	$3,462,720
Konica Minolta Holdings, Inc.	302,000	1,965,929
Ricoh Co. Ltd.	127,000	1,350,895
Samsung Electronics Co. Ltd. (a)	9,722	4,062,647
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	405,641	3,350,603

		$14,192,794

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 1.4%
Apache Corp.	33,080	$2,723,476
Devon Energy Corp.	42,010	3,396,929
EOG Resources, Inc.	26,890	2,175,939

		$8,296,344
Energy - Integrated - 6.0%
Chevron Corp.	78,180	$5,832,228
Exxon Mobil Corp.	63,010	4,670,301
Hess Corp.	38,770	2,334,342
Royal Dutch Shell PLC, “A”	282,900	7,726,188
StatoilHydro ASA	146,500	2,930,113
TOTAL S.A.	179,550	9,861,744
TOTAL S.A., ADR	27,530	1,526,263

		$34,881,179
Food & Beverages - 2.9%
J.M. Smucker Co.	7,700	$343,112
Kellogg Co.	34,200	1,724,364
Nestle S.A.	272,955	10,639,639
Nong Shim Co. Ltd.	7,455	1,201,162
PepsiCo, Inc.	49,860	2,842,519

		$16,750,796
Food & Drug Stores - 0.7%
CVS Caremark Corp.	122,310	$3,748,801

Forest & Paper Products - 0.3%
UPM-Kymmene Corp.	130,430	$1,847,808

Gaming & Lodging - 0.2%
Royal Caribbean Cruises Ltd.	81,060	$1,099,174

Insurance - 3.6%
Allstate Corp.	147,250	$3,885,927
Aviva PLC	304,860	1,828,090
Benfield Group PLC	323,090	1,758,781
Jardine Lloyd Thompson Group PLC	384,130	2,720,078
MetLife, Inc.	194,210	6,451,656
Muenchener Ruckversicherungs-Gesellschaft AG	22,630	2,967,952
Prudential Financial, Inc.	30,530	915,900

		$20,528,384

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 0.2%
NAMCO BANDAI Holdings, Inc.	109,100	$1,138,733

Machinery & Tools - 0.5%
Assa Abloy AB, “B”	270,810	$3,031,211

Major Banks - 4.0%
Bank of New York Mellon Corp.	167,538	$5,461,739
Credit Agricole S.A.	239,775	3,495,899
JPMorgan Chase & Co.	62,340	2,571,525
PNC Financial Services Group, Inc.	33,430	2,228,778
State Street Corp.	59,740	2,589,729
Sumitomo Mitsui Financial Group, Inc.	702	2,850,044
SunTrust Banks, Inc.	19,310	775,103
Unibanco - Uniao de Bancos Brasileiros S.A., ADR	22,480	1,418,038
UniCredito Italiano S.p.A.	744,182	1,818,147

		$23,209,002
Network & Telecom - 0.6%
Nokia Oyj	220,330	$3,360,704

Oil Services - 0.3%
Fugro N.V.	29,500	$1,067,290
National Oilwell Varco, Inc. (a)	23,850	712,877

		$1,780,167
Other Banks & Diversified Financials - 1.8%
Bangkok Bank Public Co. Ltd.	446,500	$908,782
DNB Holding A.S.A.	316,600	1,827,690
Hachijuni Bank Ltd.	235,000	1,149,260
ING Groep N.V.	254,220	2,344,256
Sapporo Hokuyo Holdings, Inc.	214	938,013
Shinhan Financial Group Co. Ltd.	56,940	1,431,456
Unione di Banche Italiane Scpa	89,662	1,509,854

		$10,109,311
Pharmaceuticals - 6.9%
Astellas Pharma, Inc.	100,900	$4,124,970
GlaxoSmithKline PLC	277,740	5,350,361
Hisamitsu Pharmaceutical Co., Inc.	43,800	1,831,073
Johnson & Johnson	57,880	3,550,359
Merck & Co., Inc.	125,960	3,898,462
Merck KGaA	20,240	1,794,948
Novartis AG	122,930	6,218,862

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Pfizer, Inc.	50,050	$886,386
Roche Holding AG	57,810	8,848,733
Wyeth	109,620	3,527,572

		$40,031,726
Printing & Publishing - 0.3%
Reed Elsevier PLC, ADR	220,723	$1,935,952

Railroad & Shipping - 0.1%
Burlington Northern Santa Fe Corp.	8,440	$751,666

Specialty Stores - 0.1%
Praktiker Bau-und Heimwerkermaerkte Holding AG	60,030	$478,138

Telecommunications - Wireless - 2.9%
America Movil S.A.B. de C.V., “L”, ADR	40,940	$1,266,684
KDDI Corp.	836	4,994,569
Rogers Communications, Inc., “B”	60,930	1,768,805
Vodafone Group PLC	4,464,035	8,598,475

		$16,628,533
Telephone Services - 2.4%
AT&T, Inc.	226,960	$6,075,719
Royal KPN N.V.	201,090	2,829,496
Telefonica S.A.	252,740	4,674,979

		$13,580,194
Tobacco - 1.7%
Lorillard, Inc.	29,380	$1,934,967
Philip Morris International, Inc.	178,510	7,759,830

		$9,694,797
Trucking - 1.4%
TNT N.V.	171,050	$3,581,150
Yamato Holdings Co. Ltd.	403,000	4,432,358

		$8,013,508
Utilities - Electric Power - 1.4%
Dominion Resources, Inc.	75,644	$2,744,364
E.ON AG	97,422	3,718,277
FPL Group, Inc.	37,640	1,778,114

		$8,240,755
Total Common Stocks (Identified Cost, $433,698,213)		$353,590,917

Portfolio of Investments – continued

Bonds - 28.9%
Issuer	Shares/Par		Value ($)

Asset Backed & Securitized - 0.7%
Bayview Commercial Asset Trust, FRN, 3.06%, 2023 (n)	CAD	560,000	$339,396
Commercial Mortgage Asset Trust, FRN, 0.859%, 2032 (i)		14,424,654	368,083
Commercial Mortgage Pass-Through Certificates, FRN, 4.75%, 2017 (n)		1,400,000	1,308,953
Commercial Mortgage Pass-Through Certificates, FRN, 4.76%, 2017 (n)		1,819,581	1,651,431
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (i)		23,258,405	387,176

			$4,055,039
International Market Quasi-Sovereign - 0.3%
Canada Housing Trust, 4.6%, 2011	CAD	1,785,000	$1,544,611

International Market Sovereign - 20.3%
Dutch Government, 3.75%, 2014	EUR	6,647,000	$8,453,041
Federal Republic of Germany, 5.25%, 2010	EUR	3,117,000	4,136,371
Federal Republic of Germany, 3.75%, 2013	EUR	2,592,000	3,383,185
Federal Republic of Germany, 3.75%, 2015	EUR	5,096,000	6,582,206
Federal Republic of Germany, 4.25%, 2018	EUR	3,940,000	5,153,246
Federal Republic of Germany, 6.25%, 2030	EUR	4,011,000	6,179,396
Government of Australia, 6%, 2017	AUD	3,906,000	2,760,873
Government of Canada, 4.5%, 2015	CAD	2,864,000	2,546,235
Government of Canada, 5.75%, 2033	CAD	425,000	425,314
Government of Japan, 1.5%, 2012	JPY	576,000,000	6,004,661
Government of Japan, 1.3%, 2014	JPY	100,000,000	1,032,401
Government of Japan, 2.1%, 2024	JPY	629,000,000	6,485,864
Government of Japan, 2.2%, 2027	JPY	494,700,000	5,114,382
Government of Japan, 2.4%, 2037	JPY	127,350,000	1,331,935
Kingdom of Belgium, 5.5%, 2017	EUR	6,184,000	8,432,047
Kingdom of Denmark, 4%, 2015	DKK	6,407,000	1,064,834
Kingdom of Spain, 5%, 2012	EUR	6,773,000	9,045,335
Kingdom of Sweden, 4.5%, 2015	SEK	8,940,000	1,234,895
Republic of France, 6%, 2025	EUR	5,264,000	7,706,089
Republic of France, 4.75%, 2035	EUR	1,820,000	2,331,836
Republic of Italy, 4.75%, 2013	EUR	5,524,000	7,195,437
United Kingdom Treasury, 9%, 2011	GBP	3,168,000	5,830,911
United Kingdom Treasury, 8%, 2015	GBP	3,722,000	7,272,041
United Kingdom Treasury, 8%, 2021	GBP	1,776,000	3,743,964
United Kingdom Treasury, 4.25%, 2036	GBP	2,310,000	3,484,133

			$116,930,632

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - 1.3%
Fannie Mae, 4.518%, 2013	$81,594	$79,223
Fannie Mae, 5.369%, 2013	268,973	272,945
Fannie Mae, 4.78%, 2015	357,590	339,914
Fannie Mae, 4.79%, 2015	373,367	355,388
Fannie Mae, 4.856%, 2015	282,518	267,355
Fannie Mae, 5.09%, 2016	362,000	344,677
Fannie Mae, 5.423%, 2016	340,496	334,034
Fannie Mae, 4.996%, 2017	260,272	250,590
Fannie Mae, 5.05%, 2017	330,000	313,195
Fannie Mae, 5.32%, 2017	279,285	268,447
Fannie Mae, 5.5%, 2024	350,336	353,127
Fannie Mae, 5%, 2025	696,754	700,414
Freddie Mac, 4.5%, 2021	53,042	53,029
Freddie Mac, 5%, 2022 - 2027	2,806,955	2,823,771
Freddie Mac, 4%, 2024	370,604	370,599
Freddie Mac, 5.5%, 2026	363,326	367,648

		$7,494,356
Municipals - 0.4%
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	$1,440,000	$1,508,774
New York, Dormitory Authority Rev. (New York University), BHAC, 5.5%, 2031	1,050,000	1,066,307

		$2,575,081
U.S. Government Agencies - 0.8%
Aid-Egypt, 4.45%, 2015	$1,113,000	$1,106,444
Small Business Administration, 5.09%, 2025	186,366	179,921
Small Business Administration, 5.21%, 2026	2,281,964	2,216,899
Small Business Administration, 5.31%, 2027	1,228,939	1,205,040

		$4,708,304
U.S. Treasury Obligations - 5.1%
U.S. Treasury Bonds, 2.375%, 2010	$3,121,000	$3,169,766
U.S. Treasury Bonds, 4.75%, 2017	1,569,000	1,660,689
U.S. Treasury Bonds, 8%, 2021	2,771,000	3,603,165
U.S. Treasury Bonds, 5.375%, 2031	783,000	856,712
U.S. Treasury Notes, 4.75%, 2012 (f)	8,973,000	9,767,954
U.S. Treasury Notes, 4.125%, 2015	5,478,000	5,708,246
U.S. Treasury Notes, TIPS, 2%, 2016	5,222,929	4,608,828

		$29,375,360
Total Bonds (Identified Cost, $180,986,340)		$166,683,383

Portfolio of Investments – continued

Money Market Funds (v) - 7.0%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.93%, at Cost and Net Asset Value	40,216,892	$40,216,892
Issuer/Expiration Date/Strike Price	Amount or Number of Contracts
Call Options Purchased - 0.0%
USD Currency - November 2008 @ GBP 1.705 (Premiums Paid, $15,443)	2,071,575	$120,517
Total Investments (Identified Cost, $654,916,888) (k)		$560,611,709

Other Assets, Less Liabilities - 2.8%		16,168,147
Net Assets - 100.0%		$576,779,856

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of October 31, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $327,050,736 and 58.34% of market value. An independent pricing service provided an evaluated bid for 29.60% of the market value.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,299,780, representing 0.6% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
TIPS	Treasury Inflation Protected Security

Insurers
BHAC	Berkshire Hathaway Assurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol

Portfolio of Investments – continued

SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 10/31/08

Forward Foreign Currency Exchange Contracts at 10/31/08

Appreciation and Depreciation in the table below are reported by currency.

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	AUD	1,094,022	11/10/08 - 11/12/08	$679,167	$726,525	$47,358
SELL	AUD	8,748,193	11/10/08 - 11/12/08	7,369,299	5,809,539	1,559,760
BUY	CAD	1,296,739	12/22/08	1,038,092	1,075,775	37,683
SELL	CAD	1,618,175	12/22/08	1,365,027	1,342,438	22,589
SELL	CHF	142,436	11/18/08	123,251	122,841	410
BUY	DKK	2,013,548	11/12/08	343,176	344,447	1,271
SELL	DKK	620,862	11/12/08	114,910	106,208	8,702
BUY	EUR	5,587,943	12/22/08	7,078,211	7,112,613	34,402
SELL	EUR	24,436,882	11/20/08 - 12/22/08	32,524,221	31,104,579	1,419,642
BUY	GBP	3,150,938	12/17/08	4,965,842	5,058,096	92,254
SELL	GBP	7,706,142	11/20/08 - 12/17/08	13,091,950	12,370,645	721,305
BUY	JPY	802,750,611	12/17/08 - 12/18/08	8,065,890	8,165,032	99,142
SELL	JPY	1,571,234,381	12/17/08 - 12/18/08	16,245,000	15,981,480	263,520
SELL	NOK	9,387,638	11/17/08	1,475,000	1,392,347	82,653
SELL	PEN	2,534,400	11/07/08	841,854	823,819	18,035
BUY	SEK	2,974,489	11/28/08	378,868	383,022	4,154
SELL	SEK	1,211,065	11/28/08	175,449	155,948	19,501
BUY	ZAR	4,233,781	11/24/08	425,454	430,721	5,267

						$4,437,648

Depreciation
BUY	AUD	4,602,395	11/10/08 - 11/12/08	$3,634,928	$3,056,588	$(578,340)
SELL	AUD	330,328	11/12/08	207,800	219,343	(11,543)
BUY	CAD	114,200	12/22/08	95,000	94,740	(260)
SELL	CAD	1,562,359	12/22/08	1,235,709	1,296,133	(60,424)
BUY	CHF	693,366	11/18/08	619,370	597,980	(21,390)
BUY	DKK	1,552,748	11/12/08	317,483	265,621	(51,862)
SELL	DKK	2,054,002	11/12/08	348,000	351,368	(3,368)
BUY	EUR	28,763,253	12/22/08	38,275,391	36,611,306	(1,664,085)
SELL	EUR	10,167,000	12/22/08	12,888,396	12,941,066	(52,670)
BUY	GBP	190,000	12/22/08	305,863	304,922	(941)
SELL	GBP	1,233,918	12/17/08	1,955,776	1,980,767	(24,991)
BUY	HUF	82,637,978	11/24/08	417,088	404,559	(12,529)
SELL	HUF	82,637,978	11/24/08	376,740	404,559	(27,819)

Portfolio of Investments – continued

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Depreciation (continued)
BUY	JPY	6,459,203,545	12/17/08 - 12/18/08	66,489,375	65,695,407	(793,968)
SELL	JPY	301,774,858	12/18/08	3,021,361	3,069,464	(48,103)
BUY	NOK	9,237,569	11/17/08	1,606,214	1,370,089	(236,125)
BUY	PEN	2,534,400	11/07/08	826,076	823,819	(2,257)
SELL	SEK	2,508,478	11/28/08	317,000	323,014	(6,014)
BUY	TRY	630,259	11/24/08	411,665	405,266	(6,399)
SELL	TRY	630,259	11/24/08	375,668	405,266	(29,598)
SELL	ZAR	4,233,781	11/24/08	375,668	430,721	(55,053)

						$(3,687,739)

Futures contracts outstanding at 10/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Japan Government Bond 10yr (Long)	20	$28,013,400	Dec-08	$149,073

At October 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $614,699,996)	$520,394,817
Underlying funds, at cost and value	40,216,892
Total investments, at value (identified cost, $654,916,888)		$560,611,709
Cash	$371,347
Foreign currency, at value (identified cost, $1,275,486)	1,170,808
Receivable for forward foreign currency exchange contracts	4,437,648
Receivable for daily variation margin on open futures contracts	14,212
Receivable for investments sold	15,960,296
Receivable for fund shares sold	15,787,242
Interest and dividends receivable	3,315,145
Receivable from investment adviser	44,790
Total assets		$601,713,197
Liabilities
Payable for forward foreign currency exchange contracts	$3,687,739
Payable for investments purchased	19,913,469
Payable for fund shares reacquired	930,057
Payable to affiliates
Management fee	25,513
Shareholder servicing costs	147,895
Distribution and service fees	17,017
Administrative services fee	564
Payable for independent trustees’ compensation	58,965
Accrued expenses and other liabilities	152,122
Total liabilities		$24,933,341
Net assets		$576,779,856
Net assets consist of
Paid-in capital	$660,169,773
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(93,669,625)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(81,539)
Undistributed net investment income	10,361,247
Net assets		$576,779,856
Shares of beneficial interest outstanding		51,124,105

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$368,116,829
Shares outstanding	32,766,599
Net asset value per share		$11.23
Offering price per share (100/94.25 × net asset value per share)		$11.92
Class B shares
Net assets	$59,238,810
Shares outstanding	5,168,200
Net asset value and offering price per share		$11.46
Class C shares
Net assets	$123,754,474
Shares outstanding	10,901,031
Net asset value and offering price per share		$11.35
Class I shares
Net assets	$3,066,226
Shares outstanding	274,854
Net asset value, offering price, and redemption price per share		$11.16
Class R1 shares
Net assets	$1,161,327
Shares outstanding	102,587
Net asset value, offering price, and redemption price per share		$11.32
Class R2 shares (formerly Class R3 shares)
Net assets	$3,201,706
Shares outstanding	286,640
Net asset value, offering price, and redemption price per share		$11.17
Class R3 shares (formerly Class R4 shares)
Net assets	$3,431,068
Shares outstanding	306,059
Net asset value, offering price, and redemption price per share		$11.21
Class R4 shares (formerly Class R5 shares)
Net assets	$14,809,416
Shares outstanding	1,318,135
Net asset value, offering price, and redemption price per share		$11.24

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$12,289,870
Interest	8,727,622
Dividends from underlying funds	1,645,113
Foreign taxes withheld	(746,218)
Total investment income		$21,916,387
Expenses
Management fee	$5,639,022
Distribution and service fees	3,775,983
Shareholder servicing costs	911,148
Administrative services fee	99,783
Retirement plan administration and services fees	3,338
Independent trustees’ compensation	13,937
Custodian fee	221,980
Shareholder communications	46,978
Auditing fees	66,731
Legal fees	15,038
Miscellaneous	177,261
Total expenses		$10,971,199
Fees paid indirectly	(2,701)
Reduction of expenses by investment adviser	(821,795)
Net expenses		$10,146,703
Net investment income		$11,769,684
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $17,142 country tax)	$18,759,143
Futures contracts	376,908
Foreign currency transactions	9,322,893
Net realized gain (loss) on investments and foreign currency transactions		$28,458,944
Change in unrealized appreciation (depreciation)
Investments (net of $24,398 decrease in deferred country tax)	$(184,904,168)
Futures contracts	80,832
Translation of assets and liabilities in foreign currencies	(272,532)
Net unrealized gain (loss) on investments and foreign currency translation		$(185,095,868)
Net realized and unrealized gain (loss) on investments and foreign currency		$(156,636,924)
Change in net assets from operations		$(144,867,240)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2008	2007
Change in net assets
From operations
Net investment income	$11,769,684	$11,617,343
Net realized gain (loss) on investments and foreign currency transactions	28,458,944	60,114,273
Net unrealized gain (loss) on investments and foreign currency translation	(185,095,868)	12,903,458
Change in net assets from operations	$(144,867,240)	$84,635,074
Distributions declared to shareholders
From net investment income
Class A	$(17,575,586)	$(8,643,261)
Class B	(2,647,458)	(1,337,012)
Class C	(4,572,849)	(1,627,882)
Class I	(159,733)	(93,542)
Class R (b)	(21,938)	(25,056)
Class R1	(46,194)	(11,267)
Former Class R2 (b)	(2,968)	(1,853)
Class R2 (formerly Class R3)	(115,951)	(27,433)
Class R3 (formerly Class R4)	(156,312)	(58,933)
Class R4 (formerly Class R5)	(21,792)	(6,598)
From net realized gain on investments
Class A	(30,160,577)	(28,109,668)
Class B	(6,024,949)	(7,838,388)
Class C	(8,844,105)	(7,029,814)
Class I	(247,954)	(294,017)
Class R (b)	(79,848)	(130,716)
Class R1	(90,896)	(56,034)
Former Class R2 (b)	(9,207)	(6,592)
Class R2 (formerly Class R3)	(161,893)	(80,623)
Class R3 (formerly Class R4)	(261,637)	(107,918)
Class R4 (formerly Class R5)	(33,729)	(48,474)
Total distributions declared to shareholders	$(71,235,576)	$(55,535,081)
Change in net assets from fund share transactions	$101,770,721	$33,706,278
Total change in net assets	$(114,332,095)	$62,806,271
Net assets
At beginning of period	691,111,951	628,305,680
At end of period (including undistributed net investment income of $10,361,247 and $5,525,965, respectively)	$576,779,856	$691,111,951

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.66	$15.05	$14.30	$14.73	$12.98
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29	$0.28	$0.24	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(3.10)	1.67	1.80	0.94	1.97
Total from investment operations	$(2.83)	$1.96	$2.08	$1.18	$2.16
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.30)	$(0.22)	$(0.56)	$(0.41)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	(1.05)	—
Total distributions declared to shareholders	$(1.60)	$(1.35)	$(1.33)	$(1.61)	$(0.41)
Net asset value, end of period	$11.23	$15.66	$15.05	$14.30	$14.73
Total return (%) (r)(s)(t)	(19.92)	13.89	15.62	8.26	16.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.46	1.52	1.52	1.54
Expenses after expense reductions (f)	1.30	1.30	1.30	1.48	1.54
Net investment income	1.97	1.97	1.95	1.64	1.37
Portfolio turnover	96	66	82	82	76
Net assets at end of period (000 Omitted)	$368,117	$450,366	$403,848	$353,745	$298,826

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.93	$15.28	$14.47	$14.82	$13.03
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.19	$0.14	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(3.15)	1.70	1.82	0.95	1.99
Total from investment operations	$(2.97)	$1.90	$2.01	$1.09	$2.09
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.20)	$(0.09)	$(0.39)	$(0.30)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	(1.05)	—
Total distributions declared to shareholders	$(1.50)	$(1.25)	$(1.20)	$(1.44)	$(0.30)
Net asset value, end of period	$11.46	$15.93	$15.28	$14.47	$14.82
Total return (%) (r)(s)(t)	(20.39)	13.16	14.84	7.56	16.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.11	2.17	2.17	2.20
Expenses after expense reductions (f)	1.95	1.95	1.95	2.13	2.20
Net investment income	1.32	1.32	1.29	0.98	0.72
Portfolio turnover	96	66	82	82	76
Net assets at end of period (000 Omitted)	$59,239	$95,689	$115,336	$124,013	$129,141

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.80	$15.18	$14.39	$14.76	$12.99
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.19	$0.15	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(3.12)	1.68	1.81	0.94	1.97
Total from investment operations	$(2.94)	$1.88	$2.00	$1.09	$2.07
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.21)	$(0.10)	$(0.41)	$(0.30)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	(1.05)	—
Total distributions declared to shareholders	$(1.51)	$(1.26)	$(1.21)	$(1.46)	$(0.30)
Net asset value, end of period	$11.35	$15.80	$15.18	$14.39	$14.76
Total return (%) (r)(s)(t)	(20.39)	13.12	14.87	7.59	16.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.11	2.17	2.16	2.20
Expenses after expense reductions (f)	1.95	1.95	1.95	2.12	2.20
Net investment income	1.32	1.32	1.29	1.00	0.72
Portfolio turnover	96	66	82	82	76
Net assets at end of period (000 Omitted)	$123,754	$132,343	$99,019	$75,974	$57,119

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.55	$14.95	$14.23	$14.69	$12.96
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.35	$0.32	$0.29	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(3.05)	1.66	1.79	0.93	1.96
Total from investment operations	$(2.74)	$2.01	$2.11	$1.22	$2.20
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.36)	$(0.28)	$(0.63)	$(0.47)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	(1.05)	—
Total distributions declared to shareholders	$(1.65)	$(1.41)	$(1.39)	$(1.68)	$(0.47)
Net asset value, end of period	$11.16	$15.55	$14.95	$14.23	$14.69
Total return (%) (r)(s)	(19.51)	14.31	16.00	8.65	17.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.11	1.12	1.16	1.16
Expenses after expense reductions (f)	0.95	0.95	0.95	1.12	1.16
Net investment income	2.31	2.34	2.28	1.99	1.59
Portfolio turnover	96	66	82	82	76
Net assets at end of period (000 Omitted)	$3,066	$3,691	$4,133	$3,170	$2,286

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.77	$15.17	$14.40	$14.42
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.17	$0.18	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(3.11)	1.69	1.81	0.06	(g)
Total from investment operations	$(2.94)	$1.86	$1.99	$0.14
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.21)	$(0.11)	$(0.16)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	—
Total distributions declared to shareholders	$(1.51)	$(1.26)	$(1.22)	$(0.16)
Net asset value, end of period	$11.32	$15.77	$15.17	$14.40
Total return (%) (r)(s)	(20.42)	13.00	14.78	0.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.24	2.39	2.34	(a)
Expenses after expense reductions (f)	1.98	2.05	2.05	2.28	(a)
Net investment income	1.26	1.11	1.23	0.91	(a)
Portfolio turnover	96	66	82	82
Net assets at end of period (000 Omitted)	$1,161	$1,044	$363	$52

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.57	$14.97	$14.24	$14.67	$12.97
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.23	$0.25	$0.18	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(3.06)	1.68	1.77	0.94	1.99
Total from investment operations	$(2.82)	$1.91	$2.02	$1.12	$2.11
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.26)	$(0.18)	$(0.50)	$(0.41)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	(1.05)	—
Total distributions declared to shareholders	$(1.58)	$(1.31)	$(1.29)	$(1.55)	$(0.41)
Net asset value, end of period	$11.17	$15.57	$14.97	$14.24	$14.67
Total return (%) (r)(s)	(19.98)	13.57	15.19	7.87	16.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.80	1.94	1.92	1.95
Expenses after expense reductions (f)	1.47	1.60	1.60	1.87	1.95
Net investment income	1.81	1.58	1.76	1.24	0.91
Portfolio turnover	96	66	82	82	76
Net assets at end of period (000 Omitted)	$3,202	$2,306	$1,185	$159	$133

See Notes to Financial Statements

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.62	$15.02	$14.28	$14.26
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.31	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(3.08)	1.66	1.75	0.07	(g)
Total from investment operations	$(2.80)	$1.95	$2.06	$0.21
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.30)	$(0.21)	$(0.19)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	—
Total distributions declared to shareholders	$(1.61)	$(1.35)	$(1.32)	$(0.19)
Net asset value, end of period	$11.21	$15.62	$15.02	$14.28
Total return (%) (r)(s)	(19.80)	13.84	15.53	1.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.50	1.57	1.54	(a)
Expenses after expense reductions (f)	1.23	1.35	1.35	1.50	(a)
Net investment income	2.02	1.94	2.10	1.70	(a)
Portfolio turnover	96	66	82	82
Net assets at end of period (000 Omitted)	$3,431	$3,951	$1,303	$51

See Notes to Financial Statements

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.65	$15.03	$14.29	$14.26
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.28	$0.25	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(3.05)	1.71	1.87	0.06	(g)
Total from investment operations	$(2.76)	$1.99	$2.12	$0.23
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.32)	$(0.27)	$(0.20)
From net realized gain on investments	(1.04)	(1.05)	(1.11)	—
Total distributions declared to shareholders	$(1.65)	$(1.37)	$(1.38)	$(0.20)
Net asset value, end of period	$11.24	$15.65	$15.03	$14.29
Total return (%) (r)(s)	(19.53)	14.13	15.95	1.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.21	1.30	1.24	(a)
Expenses after expense reductions (f)	0.95	1.05	1.05	1.20	(a)
Net investment income	2.15	2.00	1.77	2.00	(a)
Portfolio turnover	96	66	82	82
Net assets at end of period (000 Omitted)	$14,809	$428	$661	$51

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Total Return Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as

Notes to Financial Statements – continued

reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s

Notes to Financial Statements – continued

net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as

Notes to Financial Statements – continued

foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include purchased options, futures contracts, and forward foreign currency exchange contracts.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, resulting from the adoption of these Standards on the fund’s financial statements.

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge

Notes to Financial Statements – continued

against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or

Notes to Financial Statements – continued

U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2008 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/08	10/31/07
Ordinary income (including any short-term capital gains)	$29,539,881	$15,510,355
Long-term capital gain	41,695,695	40,024,726
Total distributions	$71,235,576	$55,535,081

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$659,140,527
Gross appreciation	8,639,673
Gross depreciation	(107,168,491)
Net unrealized appreciation (depreciation)	$(98,528,818)
Undistributed ordinary income	13,899,929
Undistributed long-term capital gain	2,816,748
Other temporary differences	(1,577,776)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million and 0.70% of average daily net assets in excess of $1.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2010. This management fee reduction amounted to $154,117, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.82% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses and expenses associated with the fund’s investing activities, such that total annual

Notes to Financial Statements – continued

fund operating expenses of each designated class does not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2 (formerly R3)	Class R3 (formerly R4)	Class R4 (formerly R5)
1.30%	1.95%	1.95%	0.95%	1.95%(a)	1.45%(b)	1.20%(b)	0.95%(b)

(a)	Prior to March 1, 2008, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses such that total annual fund operating expenses did not exceed 2.05% annually of the fund’s average daily net assets with respect to Class R1 shares.
(b)	Prior to January 1, 2008, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses such that total annual fund operating expenses did not exceed 1.60%, 1.35%, and 1.05% annually of the fund’s average daily net assets with respect to Class R2, Class R3, and Class R4 shares, respectively.

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2009. For the year ended October 31, 2008, this reduction amounted to $664,145 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $127,355 for the year ended October 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,532,346
Class B	0.75%	0.25%	1.00%	1.00%	810,185
Class C	0.75%	0.25%	1.00%	1.00%	1,392,445
Class R (b)	0.25%	0.25%	0.50%	0.50%	1,834
Class R1	0.75%	0.25%	1.00%	0.92%	12,530
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	328
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	16,160
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	10,155
Total Distribution and Service Fees					$3,775,983

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2008 based on each class’ average daily net assets. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2008, were as follows:

Amount
Class A	$102
Class B	101,305
Class C	22,102

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2008, the fee was $369,143, which equated to 0.0551% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $542,005.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans

Notes to Financial Statements – continued

which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended October 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.11%	$1,537
Former Class R2 (b)	0.25%	—	—	0.09%	57
Class R2 (formerly Class R3)	0.15%	—	—	0.02%	638
Class R3 (formerly Class R4)	0.15%	—	—	0.03%	1,030
Class R4 (formerly Class R5)	0.10%	—	—	0.01%	76
Total Retirement Plan Administration and Services Fees					$3,338

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,467. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $7,811. Both amounts are included in independent trustees’ compensation for the year ended October 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $56,658 at October 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with

Notes to Financial Statements – continued

Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,238 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,533, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$333,228,808	$322,963,541
Investments (non-U.S. Government securities)	$316,708,201	$269,849,441

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/08		Year ended 10/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,176,995	$153,049,097	7,833,479	$116,390,803
Class B	1,364,519	19,159,016	1,336,786	20,150,396
Class C	4,727,130	65,466,697	2,654,308	39,762,705
Class I	110,815	1,497,348	321,952	4,877,548
Class R (b)	27,480	400,930	36,928	546,766
Class R1	80,239	1,135,488	119,858	1,813,872
Former Class R2 (b)	843	11,865	7,534	113,293
Class R2 (formerly Class R3)	213,390	2,914,128	246,702	3,620,755
Class R3 (formerly Class R4)	140,476	1,946,615	267,941	3,948,580
Class R4 (formerly Class R5)	1,294,569	14,568,837	30,198	455,670
	19,136,456	$260,150,021	12,855,686	$191,680,388

Notes to Financial Statements – continued

	Year ended 10/31/08		Year ended 10/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,990,121	$42,048,073	2,275,290	$33,079,888
Class B	498,123	7,177,502	520,145	7,680,235
Class C	660,380	9,400,331	426,901	6,265,596
Class I	29,261	407,687	25,301	365,027
Class R (b)	4,281	60,852	9,759	140,857
Class R1	9,658	137,090	4,598	67,301
Former Class R2 (b)	845	12,175	575	8,445
Class R2 (formerly Class R3)	19,292	268,864	7,458	108,056
Class R3 (formerly Class R4)	29,829	417,949	11,441	166,851
Class R4 (formerly Class R5)	3,957	55,521	581	8,480
	4,245,747	$59,986,044	3,282,049	$47,890,736
Shares reacquired
Class A	(10,165,821)	$(136,030,985)	(8,184,011)	$(121,934,495)
Class B	(2,700,350)	(37,416,930)	(3,397,406)	(51,289,100)
Class C	(2,860,066)	(38,245,481)	(1,230,583)	(18,506,129)
Class I	(102,585)	(1,350,323)	(386,324)	(5,842,710)
Class R (b)	(105,799)	(1,507,780)	(130,402)	(1,925,073)
Class R1	(53,509)	(718,916)	(82,187)	(1,230,661)
Former Class R2 (b)	(10,455)	(149,814)	(5,519)	(81,880)
Class R2 (formerly Class R3)	(94,126)	(1,230,919)	(185,200)	(2,713,525)
Class R3 (formerly Class R4)	(117,161)	(1,611,928)	(113,228)	(1,655,778)
Class R4 (formerly Class R5)	(7,727)	(102,268)	(47,392)	(685,495)
	(16,217,599)	$(218,365,344)	(13,762,252)	$(205,864,846)
Net change
Class A	4,001,295	$59,066,185	1,924,758	$27,536,196
Class B	(837,708)	(11,080,412)	(1,540,475)	(23,458,469)
Class C	2,527,444	36,621,547	1,850,626	27,522,172
Class I	37,491	554,712	(39,071)	(600,135)
Class R (b)	(74,038)	(1,045,998)	(83,715)	(1,237,450)
Class R1	36,388	553,662	42,269	650,512
Former Class R2 (b)	(8,767)	(125,774)	2,590	39,858
Class R2 (formerly Class R3)	138,556	1,952,073	68,960	1,015,286
Class R3 (formerly Class R4)	53,144	752,636	166,154	2,459,653
Class R4 (formerly Class R5)	1,290,799	14,522,090	(16,613)	(221,345)
	7,164,604	$101,770,721	2,375,483	$33,706,278

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a

Notes to Financial Statements – continued

credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2008, the fund’s commitment fee and interest expense were $3,112 and $83, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	324,303,393	(284,086,501)	40,216,892

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$1,645,113	$40,216,892

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham Matthew Ryan Erik Weisman Barnaby Wiener

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $500 million and $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the breakpoint described above and the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoints described above. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $48,395,820 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 16.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Utilities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

10/31/08

MMU-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Equitable Resources, Inc.	4.2%
NRG Energy, Inc.	4.0%
Rogers Communications, Inc., “B”	3.3%
Williams Cos., Inc.	3.2%
E.ON AG	3.2%
Edison International	2.8%
American Electric Power Co., Inc.	2.6%
CMS Energy Corp.	2.6%
Sempra Energy	2.5%
Telefonica S.A.	2.5%

Top five industries (i)
Utilities – Electric Power	45.5%
Telecommunications – Wireless	14.6%
Telephone Services	10.1%
Natural Gas – Distribution	9.7%
Natural Gas – Pipeline	7.4%

Country weightings (i)
United States	66.8%
Spain	5.4%
Canada	4.6%
Germany	4.3%
Mexico	3.6%
United Kingdom	3.3%
Brazil	3.2%
Israel	2.3%
Russia	1.3%
Other Countries	5.2%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(o)	Less than 0.1%.

Percentages are based on net assets as of 10/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2008, Class A shares of the MFS Utilities Fund provided a total return of –37.21%, at net asset value. This compares with a return of –36.10% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –29.02% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut

3

Management Review – continued

marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

During the reporting period, stock selection in the electric power industry detracted from the fund’s performance relative to the Standard & Poor’s 500 Utilities Index. Power generation companies Reliant Energy (aa), International Power (aa), E.ON AG (aa) (Germany), and NRG Energy were among the fund’s top detractors. NRG’s stock price suffered as investors sold off independent power producing companies. The fund’s underweighted position in electricity distributor Consolidated Edison (g) also hindered relative returns. Not owning power distributors Southern Power and Duke Energy, both of which outperformed the benchmark, dampened results.

The fund’s holdings in the telephone services industry, which is not represented in the S&P Utilities Index, detracted from relative performance. Telecommunications company Telefonica (aa) (Spain) was a principal detractor within this industry. Shares of Telefonica struggled over the reporting period on fears of a recession in Spain.

Holdings in the wireless communications industry, which is not represented in the S&P Utilities Index, also had a negative impact on relative results. Wireless communications company America Movil (aa) (Mexico) held back relative performance. The company’s shares declined after from disappointing quarterly results in the latter part of the reporting period.

Elsewhere, the fund’s holdings in gas pipeline company El Paso (aa) hurt relative returns.

During the reporting period, currency exposure was a detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the S&P Utilities Index.

Contributors to Performance

A combination of security selection and an overweighted position in the natural gas distribution industry contributed to performance relative to the S&P Utilities Index. Integrated natural gas company Equitable Resources (aa) was a top relative contributor in this industry. Shares of Equitable Resources gained on increases in commodity prices during the reporting period.

The fund’s holdings in the internet and engineering-construction industries, which are not represented in the S&P Utilities Index, also aided relative performance. No individual holdings within these industries were among the fund’s top contributors.

4

Management Review – continued

Although the fund’s investments in the electric power industry underperformed the S&P Utilities Index, several individual securities within this industry benefited results. These included electric utility companies, Constellation Energy Group, Public Service Enterprise Group, and Edison International, and independent power producer AES Corp. The fund’s positioning in electric utility and gas companies, Exelon Corp (g), Entergy (g), and Ameren Corp (g) also helped.

Elsewhere, wireless communications company Cellcom Israel (aa) boosted relative performance. Cellcom Israel’s shares rose as the company reported strong earnings and dividend payouts that exceeded investors’ expectations.

The fund’s cash position was also a contributor to performance relative to the S&P Utilities Index. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by this benchmark, holding cash helped performance versus this benchmark, which has no cash position.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(aa)	Security is not a constituent of the Standard & Poor’s 500 Utilities Index.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/14/92	(37.21)%	11.98%	6.49%
B	9/07/93	(37.68)%	11.15%	5.70%
C	1/03/94	(37.64)%	11.18%	5.70%
I	1/02/97	(36.99)%	12.29%	6.76%
R1	4/01/05	(37.69)%	11.08%	5.67%
R2 (formerly R3)	10/31/03	(37.35)%	11.52%	5.87%
R3 (formerly R4)	4/01/05	(37.21)%	11.88%	6.44%
R4 (formerly R5)	4/01/05	(37.01)%	12.14%	6.56%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	(36.10)%	0.26%	0.40%
Standard & Poor’s 500 Utilities Index (f)	(29.02)%	9.54%	3.09%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(40.82)%	10.66%	5.86%
B With CDSC (Declining over six years from 4% to 0%) (x)	(40.00)%	10.89%	5.70%
C With CDSC (1% for 12 months) (x)	(38.22)%	11.18%	5.70%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2008 through October 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/08	Ending Account Value 10/31/08	Expenses Paid During Period (p) 5/01/08-10/31/08
A	Actual	1.09%	$1,000.00	$650.94	$4.52
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
B	Actual	1.84%	$1,000.00	$648.64	$7.63
	Hypothetical (h)	1.84%	$1,000.00	$1,015.89	$9.32
C	Actual	1.84%	$1,000.00	$648.57	$7.62
	Hypothetical (h)	1.84%	$1,000.00	$1,015.89	$9.32
I	Actual	0.84%	$1,000.00	$652.00	$3.49
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27
R1	Actual	1.85%	$1,000.00	$648.57	$7.67
	Hypothetical (h)	1.85%	$1,000.00	$1,015.84	$9.37
R2 (formerly R3)	Actual	1.34%	$1,000.00	$650.09	$5.56
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
R3 (formerly R4)	Actual	1.09%	$1,000.00	$650.76	$4.52
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
R4 (formerly R5)	Actual	0.86%	$1,000.00	$651.97	$3.57
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.6%
Issuer	Shares/Par	Value ($)

Broadcasting - 1.0%
Grupo Televisa S.A., ADR	1,252,220	$22,114,204

Cable TV - 4.3%
Comcast Corp., “Special A”	706,000	$10,886,520
DIRECTV Group, Inc. (a)	1,129,300	24,720,376
Megacable Holdings S.A.B. de C.V.	6,803,080	10,203,958
Time Warner Cable, Inc., “A” (a)	2,438,110	47,738,193

		$93,549,047
Energy - Independent - 2.7%
Devon Energy Corp.	111,000	$8,975,460
EOG Resources, Inc.	175,600	14,209,552
Ultra Petroleum Corp. (a)	271,400	12,633,670
XTO Energy, Inc.	631,665	22,708,357

		$58,527,039
Natural Gas - Distribution - 9.7%
Energen Corp.	679,700	$22,817,529
Equitable Resources, Inc.	2,673,230	92,787,813
Questar Corp.	1,220,966	42,074,488
Sempra Energy	1,311,090	55,839,323

		$213,519,153
Natural Gas - Pipeline - 6.7%
El Paso Corp.	5,358,150	$51,974,055
Enagas S.A.	1,190,775	23,238,245
Williams Cos., Inc.	3,403,660	71,374,750

		$146,587,050
Oil Services - 1.5%
Halliburton Co.	875,370	$17,323,572
Noble Corp.	454,110	14,626,883

		$31,950,455
Telecommunications - Wireless - 14.5%
America Movil S.A.B. de C.V., “L”, ADR	1,487,670	$46,028,510
Cellcom Israel Ltd.	1,745,652	51,426,908
Hutchison Telecommunications International Ltd.	14,911,000	16,123,016
Mobile TeleSystems OJSC, ADR	723,910	28,341,077
MTN Group Ltd.	1,408,890	15,899,443

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - continued
NII Holdings, Inc. “B”	1,176,640	$30,310,246
Rogers Communications, Inc., “B”	2,529,210	73,423,262
Tim Participacoes S.A., ADR	925,800	13,387,068
Vodafone Group PLC	23,174,440	44,637,833

		$319,577,363
Telephone Services - 10.1%
American Tower Corp., “A” (a)	14,300	$462,033
AT&T, Inc.	1,890,480	50,608,150
CenturyTel, Inc.	220,200	5,529,222
Embarq Corp.	502,210	15,066,300
Royal KPN N.V.	1,980,170	27,862,569
Telecom Argentina S.A., ADR	124,186	722,763
Telefonica S.A.	2,980,790	55,136,235
TELUS Corp.	856,160	27,915,945
Verizon Communications, Inc.	916,410	27,189,885
Windstream Corp.	1,613,195	12,115,094

		$222,608,196
Utilities - Electric Power - 44.1%
AES Corp.	3,972,060	$31,657,318
AES Tiete S.A., IPS	2,683,218	16,608,333
Allegheny Energy, Inc.	1,733,300	52,258,995
American Electric Power Co., Inc.	1,766,180	57,630,453
CEZ AS	633,130	27,449,260
CMS Energy Corp.	5,510,690	56,484,573
Constellation Energy Group, Inc.	807,993	19,561,511
Dominion Resources, Inc.	842,480	30,565,174
DPL, Inc.	1,196,233	27,286,075
Dynegy, Inc., “A” (a)	7,009,620	25,515,017
E.ON AG	1,856,198	70,844,963
Edison International	1,728,950	61,533,331
EDP Renovaveis S.A.	911,965	4,763,530
Eletropaulo Metropolitana S.A., IPS	3,156,060	39,696,577
FirstEnergy Corp.	855,700	44,633,312
Fortum Oyj	248,000	6,104,647
FPL Group, Inc.	109,780	5,186,007
Iberdrola Renovables S.A.	2,089,700	6,361,716
International Power PLC	6,690,791	23,949,429
Northeast Utilities	1,842,260	41,561,386
NRG Energy, Inc. (a)	3,825,620	88,945,665
Oesterreichische Elektrizitaetswirtschafts AG (Verbund), “A”	311,593	14,780,349
PG&E Corp.	283,560	10,398,145

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
PPL Corp.	1,214,500	$39,859,890
Public Service Enterprise Group, Inc. (a)	1,847,352	52,002,959
Red Electrica de Espana	792,034	34,711,494
Reliant Energy, Inc. (a)	1,708,654	8,970,434
RWE AG	284,100	23,619,780
Scottish & Southern Energy PLC	258,480	5,066,822
Wisconsin Energy Corp.	53,600	2,331,600
Xcel Energy, Inc.	2,268,890	39,524,064

		$969,862,809
Total Common Stocks (Identified Cost, $2,791,377,663)		$2,078,295,316

Bonds - 0.0%
Asset Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 2.97%, 2021 (i)(n)	$2,997,070	$166,637

Utilities - Electric Power - 0.0%
TXU Eastern Funding Co., 6.75%, 2009 (d)	$793,000	$49,563
Total Bonds (Identified Cost, $869,613)		$216,200

Convertible Bonds - 0.3%
Energy - Independent - 0.3%
Peabody Energy Corp., 4.75%, 2041 (Identified Cost, $11,536,385)	$10,660,000	$7,719,514

Convertible Preferred Stocks - 2.1%
Natural Gas - Pipeline - 0.7%
El Paso Corp., 4.99%	20,200	$16,008,500

Utilities - Electric Power - 1.4%
NRG Energy, Inc., 5.75%	141,700	$30,213,274
Total Convertible Preferred Stocks (Identified Cost, $61,367,259)		$46,221,774

Preferred Stocks - 0.0%
Telecommunications - Wireless - 0.0%
Vivo Participacoes S.A., ADR (Identified Cost, $1,363,804)	84,975	$929,627

Money Market Funds (v) - 2.1%
MFS Institutional Money Market Portfolio, 0.93%, at Cost and Net Asset Value	45,394,299	$45,394,299

13

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.0%
Issuer	Shares/Par	Value ($)

Citigroup Global Markets Repurchase Agreement, 0.20%, dated 10/31/08, due 11/03/08, total to be received $185,133 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost and Net Asset Value	$185,130	$185,130
Total Investments (Identified Cost, $2,912,094,153) (k)		$2,178,961,860

Other Assets, Less Liabilities - 0.9%		19,047,766
Net Assets - 100.0%		$2,198,009,626

(a)	Non-income producing security.
(d)	Non-income producing security – in default.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of October 31, 2008, the fund had 17 securities that were fair valued, aggregating $400,601,452 and 18.38% of market value, in accordance with the policies adopted by the Board of Trustees.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $166,637, representing 0.0% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

14

Portfolio of Investments – continued

Derivative Contracts at 10/31/08

Forward Foreign Currency Exchange Contracts at 10/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	EUR	155,866,118	12/22/08	$208,876,888	$198,394,189	$10,482,699
SELL	GBP	35,407,796	12/17/08	60,431,906	56,838,954	3,592,952

						$14,075,651

Depreciation
BUY	EUR	15,965,504	11/20/08-12/22/08	$21,450,121	$20,322,169	$(1,127,952)
SELL	EUR	4,664,259	12/22/08	5,914,310	5,936,902	(22,592)

						$(1,150,544)

At October 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,866,699,854)	$2,133,567,561
Underlying funds, at cost and value	45,394,299
Total investments, at value (identified cost, $2,912,094,153)		$2,178,961,860
Cash	3,809,581
Receivable for forward foreign currency exchange contracts	14,075,651
Receivable for investments sold	33,589,709
Receivable for fund shares sold	6,082,538
Interest and dividends receivable	2,082,950
Total assets		$2,238,602,289
Liabilities
Distributions payable	$798,722
Payable for forward foreign currency exchange contracts	1,150,544
Payable for investments purchased	31,898,367
Payable for fund shares reacquired	4,861,757
Collateral for securities loaned, at value	185,130
Payable to affiliates
Management fee	69,947
Shareholder servicing costs	1,212,744
Distribution and service fees	49,811
Administrative services fee	1,997
Payable for independent trustees’ compensation	69,912
Accrued expenses and other liabilities	293,732
Total liabilities		$40,592,663
Net assets		$2,198,009,626
Net assets consist of
Paid-in capital	$2,997,672,233
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(720,190,028)
Accumulated net realized loss on investments and foreign currency transactions	(73,024,687)
Accumulated distributions in excess of net investment income	(6,447,892)
Net assets		$2,198,009,626
Shares of beneficial interest outstanding		182,667,045

16

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,593,003,180
Shares outstanding	132,288,108
Net asset value per share		$12.04
Offering price per share (100/94.25 × net asset value per share)		$12.77
Class B shares
Net assets	$239,127,058
Shares outstanding	19,924,585
Net asset value and offering price per share		$12.00
Class C shares
Net assets	$262,113,468
Shares outstanding	21,827,684
Net asset value and offering price per share		$12.01
Class I shares
Net assets	$10,140,937
Shares outstanding	840,513
Net asset value, offering price, and redemption price per share		$12.07
Class R1 shares
Net assets	$7,688,975
Shares outstanding	641,221
Net asset value, offering price, and redemption price per share		$11.99
Class R2 shares (formerly Class R3 shares)
Net assets	$49,039,104
Shares outstanding	4,079,240
Net asset value, offering price, and redemption price per share		$12.02
Class R3 shares (formerly Class R4 shares)
Net assets	$31,359,643
Shares outstanding	2,606,128
Net asset value, offering price, and redemption price per share		$12.03
Class R4 shares (formerly Class R5 shares)
Net assets	$5,537,261
Shares outstanding	459,566
Net asset value, offering price, and redemption price per share		$12.05

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$100,267,392
Interest	4,139,596
Dividends from underlying funds	2,515,391
Foreign taxes withheld	(4,851,857)
Total investment income		$102,070,522
Expenses
Management fee	$20,535,263
Distribution and service fees	15,086,559
Shareholder servicing costs	4,666,886
Administrative services fee	452,117
Retirement plan administration and services fees	38,535
Independent trustees’ compensation	45,826
Custodian fee	653,690
Shareholder communications	279,930
Auditing fees	50,062
Legal fees	81,155
Miscellaneous	387,421
Total expenses		$42,277,444
Fees paid indirectly	(19,303)
Reduction of expenses by investment adviser	(266,641)
Net expenses		$41,991,500
Net investment income		$60,079,022
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$(56,907,701)
Foreign currency transactions	9,186,096
Net realized gain (loss) on investments and foreign currency transactions		$(47,721,605)
Change in unrealized appreciation (depreciation)
Investments (net of $9,474 decrease in deferred country tax)	$(1,456,592,551)
Translation of assets and liabilities in foreign currencies	25,531,839
Net unrealized gain (loss) on investments and foreign currency translation		$(1,431,060,712)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,478,782,317)
Change in net assets from operations		$(1,418,703,295)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2008	2007
Change in net assets
From operations
Net investment income	$60,079,022	$48,581,771
Net realized gain (loss) on investments and foreign currency transactions	(47,721,605)	483,253,976
Net unrealized gain (loss) on investments and foreign currency translation	(1,431,060,712)	373,589,443
Change in net assets from operations	$(1,418,703,295)	$905,425,190
Distributions declared to shareholders
From net investment income
Class A	$(55,622,260)	$(37,353,097)
Class B	(6,641,612)	(7,186,297)
Class C	(6,031,052)	(4,012,906)
Class I	(402,877)	(326,166)
Class R (b)	(41,823)	(162,587)
Class R1	(159,278)	(51,802)
Former Class R2 (b)	(45,925)	(40,796)
Class R2 (formerly Class R3)	(1,310,190)	(477,911)
Class R3 (formerly Class R4)	(993,911)	(458,258)
Class R4 (formerly Class R5)	(112,239)	(34,380)
From net realized gain on investments
Class A	(132,385,878)	—
Class B	(29,706,426)	—
Class C	(21,256,788)	—
Class I	(993,475)	—
Class R (b)	(313,426)	—
Class R1	(511,858)	—
Former Class R2 (b)	(293,802)	—
Class R2 (formerly Class R3)	(2,850,220)	—
Class R3 (formerly Class R4)	(2,238,338)	—
Class R4 (formerly Class R5)	(146,224)	—
Total distributions declared to shareholders	$(262,057,602)	$(50,104,200)
Change in net assets from fund share transactions	$269,000,130	$527,686,643
Total change in net assets	$(1,411,760,767)	$1,383,007,633
Net assets
At beginning of period	3,609,770,393	2,226,762,760
At end of period (including accumulated distributions in excess of net investment income of $6,447,892 and undistributed net investment income of $6,396,198, respectively)	$2,198,009,626	$3,609,770,393

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.71	$15.33	$12.33	$9.98	$7.89
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.30	$0.18	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(7.53)	5.38	2.94	2.34	2.08
Total from investment operations	$(7.19)	$5.73	$3.24	$2.52	$2.24
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.35)	$(0.24)	$(0.17)	$(0.15)
From net realized gain on investments	(1.07)	—	—	—	—
Total distributions declared to shareholders	$(1.48)	$(0.35)	$(0.24)	$(0.17)	$(0.15)
Net asset value, end of period	$12.04	$20.71	$15.33	$12.33	$9.98
Total return (%) (r)(s)(t)	(37.21)	37.77	26.48	25.33	28.41	(b)(z)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.11	1.13	1.15
Expenses after expense reductions (f)	1.04	1.05	1.11	1.13	1.15
Net investment income	1.95	1.92	2.24	1.60	1.83
Portfolio turnover	73	86	100	101	97
Net assets at end of period (000 Omitted)	$1,593,003	$2,479,305	$1,319,703	$933,535	$586,730

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.64	$15.28	$12.29	$9.95	$7.87
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.20	$0.20	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(7.51)	5.38	2.93	2.32	2.05
Total from investment operations	$(7.30)	$5.58	$3.13	$2.42	$2.15
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.14)	$(0.08)	$(0.07)
From net realized gain on investments	(1.07)	—	—	—	—
Total distributions declared to shareholders	$(1.34)	$(0.22)	$(0.14)	$(0.08)	$(0.07)
Net asset value, end of period	$12.00	$20.64	$15.28	$12.29	$9.95
Total return (%) (r)(s)(t)	(37.68)	36.73	25.55	24.39	27.50	(b)(z)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.80	1.86	1.89	1.91
Expenses after expense reductions (f)	1.78	1.80	1.86	1.89	1.91
Net investment income	1.20	1.13	1.51	0.88	1.10
Portfolio turnover	73	86	100	101	97
Net assets at end of period (000 Omitted)	$239,127	$593,215	$597,964	$617,687	$575,642

Class C	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.65	$15.30	$12.30	$9.96	$7.87
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.20	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(7.51)	5.36	2.94	2.32	2.06
Total from investment operations	$(7.30)	$5.57	$3.14	$2.42	$2.16
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.14)	$(0.08)	$(0.07)
From net realized gain on investments	(1.07)	—	—	—	—
Total distributions declared to shareholders	$(1.34)	$(0.22)	$(0.14)	$(0.08)	$(0.07)
Net asset value, end of period	$12.01	$20.65	$15.30	$12.30	$9.96
Total return (%) (r)(s)(t)	(37.64)	36.64	25.61	24.37	27.63	(b)(z)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.80	1.86	1.88	1.90
Expenses after expense reductions (f)	1.79	1.80	1.86	1.88	1.90
Net investment income	1.20	1.15	1.51	0.87	1.10
Portfolio turnover	73	86	100	101	97
Net assets at end of period (000 Omitted)	$262,113	$402,178	$260,120	$218,335	$177,875

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.74	$15.36	$12.35	$10.00	$7.91
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40	$0.33	$0.21	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(7.54)	5.38	2.95	2.34	2.08
Total from investment operations	$(7.15)	$5.78	$3.28	$2.55	$2.26
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.40)	$(0.27)	$(0.20)	$(0.17)
From net realized gain on investments	(1.07)	—	—	—	—
Total distributions declared to shareholders	$(1.52)	$(0.40)	$(0.27)	$(0.20)	$(0.17)
Net asset value, end of period	$12.07	$20.74	$15.36	$12.35	$10.00
Total return (%) (r)(s)	(36.99)	38.03	26.83	25.59	28.84	(b)(z)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.86	0.88	0.90
Expenses after expense reductions (f)	0.78	0.80	0.86	0.88	0.90
Net investment income	2.17	2.17	2.45	1.81	2.07
Portfolio turnover	73	86	100	101	97
Net assets at end of period (000 Omitted)	$10,141	$19,230	$9,830	$6,630	$2,823

Class R1	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.63	$15.28	$12.29	$11.04
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.17	$0.19	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(7.50)	5.39	2.92	1.29
Total from investment operations	$(7.30)	$5.56	$3.11	$1.30
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.21)	$(0.12)	$(0.05)
From net realized gain on investments	(1.07)	—	—	—
Total distributions declared to shareholders	$(1.34)	$(0.21)	$(0.12)	$(0.05)
Net asset value, end of period	$11.99	$20.63	$15.28	$12.29
Total return (%) (r)(s)	(37.69)	36.62	25.42	11.77	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.92	2.06	2.08	(a)
Expenses after expense reductions (f)	1.83	1.90	1.96	2.05	(a)
Net investment income	1.15	0.92	1.40	0.12	(a)
Portfolio turnover	73	86	100	101
Net assets at end of period (000 Omitted)	$7,689	$9,017	$1,902	$879

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.67	$15.31	$12.31	$9.97	$7.89
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.27	$0.24	$0.11	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(7.51)	5.38	2.94	2.34	2.04
Total from investment operations	$(7.22)	$5.65	$3.18	$2.45	$2.18
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.29)	$(0.18)	$(0.11)	$(0.10)
From net realized gain on investments	(1.07)	—	—	—	—
Total distributions declared to shareholders	$(1.43)	$(0.29)	$(0.18)	$(0.11)	$(0.10)
Net asset value, end of period	$12.02	$20.67	$15.31	$12.31	$9.97
Total return (%) (r)(s)	(37.35)	37.17	26.02	24.66	27.77	(b)(z)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.47	1.62	1.62	1.65
Expenses after expense reductions (f)	1.32	1.44	1.52	1.60	1.65
Net investment income	1.69	1.49	1.73	0.97	1.42
Portfolio turnover	73	86	100	101	97
Net assets at end of period (000 Omitted)	$49,039	$50,205	$14,413	$2,426	$122

Class R3 (formerly Class R4)	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.69	$15.32	$12.33	$11.08
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.26	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(7.53)	5.37	2.95	1.25
Total from investment operations	$(7.19)	$5.70	$3.21	$1.35
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.33)	$(0.22)	$(0.10)
From net realized gain on investments	(1.07)	—	—	—
Total distributions declared to shareholders	$(1.47)	$(0.33)	$(0.22)	$(0.10)
Net asset value, end of period	$12.03	$20.69	$15.32	$12.33
Total return (%) (r)(s)	(37.21)	37.55	26.21	12.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.20	1.28	1.26	(a)
Expenses after expense reductions (f)	1.07	1.20	1.28	1.26	(a)
Net investment income	1.91	1.77	1.93	1.50	(a)
Portfolio turnover	73	86	100	101
Net assets at end of period (000 Omitted)	$31,360	$41,574	$10,786	$62

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 10/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.71	$15.34	$12.33	$11.08
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.40	$0.28	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(7.50)	5.35	2.99	1.24
Total from investment operations	$(7.14)	$5.75	$3.27	$1.37
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.38)	$(0.26)	$(0.12)
From net realized gain on investments	(1.07)	—	—	—
Total distributions declared to shareholders	$(1.52)	$(0.38)	$(0.26)	$(0.12)
Net asset value, end of period	$12.05	$20.71	$15.34	$12.33
Total return (%) (r)(s)	(37.01)	37.89	26.75	12.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.90	0.96	0.96	(a)
Expenses after expense reductions (f)	0.82	0.90	0.96	0.96	(a)
Net investment income	2.12	2.12	1.98	1.83	(a)
Portfolio turnover	73	86	100	101
Net assets at end of period (000 Omitted)	$5,537	$2,727	$637	$56

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund’s total return calculation includes a net increase from gains realized on the disposal of investments in violation of investment restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the effect of these gains from the fund’s ending net asset value per share, the total return for the year ended October 31, 2004 would have been approximately 28.40%, 27.49%, 27.62%, 28.83%, and 27.76% for Class A, Class B, Class C, Class I, and Class R2, respectively.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for

25

Notes to Financial Statements – continued

the time period interpolated from rates reported by a third party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

26

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to

27

Notes to Financial Statements – continued

net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include forward foreign currency exchange contracts.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of these Standards to the fund, and has not at this time determined the impact, resulting from the adoption of these Standards on the fund’s financial statements.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”)

28

Notes to Financial Statements – continued

approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

29

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/08	10/31/07
Ordinary income (including any short-term capital gains)	$ 71,124,263	$50,104,200
Long-term capital gain	190,933,339	—
Total distributions	$262,057,602	$50,104,200

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$2,984,258,079
Gross appreciation	23,623,253
Gross depreciation	(828,919,472)
Net unrealized appreciation (depreciation)	$(805,296,219)
Undistributed long-term capital gain	13,182,439
Other temporary differences	(7,548,827)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $3.0 billion until October 31, 2008. Effective October 1, 2007, the investment adviser has agreed in writing to further reduce its management fee to 0.50% of average daily net assets in excess of $5.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2012. These management fee reductions amounted to $248,383, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Effective November 1, 2008, the investment advisory agreement has been amended such that the management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets up to $3.0 billion and 0.55% of average daily net assets in excess of $3.0 billion. The investment adviser has

31

Notes to Financial Statements – continued

agreed in writing to further reduce its management fee effective October 1, 2007, to 0.50% of average daily net assets in excess of $5.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2012.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $983,637 for the year ended October 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.25%	$6,089,005
Class B	0.75%	0.25%	1.00%	1.00%	4,540,818
Class C	0.75%	0.25%	1.00%	1.00%	3,909,659
Class R (b)	0.25%	0.25%	0.50%	0.50%	13,384
Class R1	0.75%	0.25%	1.00%	0.92%	95,333
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	15,594
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	313,548
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	109,218
Total Distribution and Service Fees					$15,086,559

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2008 based on each class’ average daily net assets. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months

32

Notes to Financial Statements – continued

of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2008, were as follows:

Amount
Class A	$60,854
Class B	349,372
Class C	145,801

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2008, the fee was $1,361,997, which equated to 0.0398% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,304,889.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.0132% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended October 31, 2008, the fund paid MFS an annual retirement plan

33

Notes to Financial Statements – continued

administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.11%	$11,490
Former Class R2 (b)	0.25%	—	—	0.08%	2,341
Class R2 (formerly Class R3)	0.15%	—	—	0.02%	13,571
Class R3 (formerly Class R4)	0.15%	—	—	0.02%	10,674
Class R4 (formerly Class R5)	0.10%	—	—	0.01%	459
Total Retirement Plan Administration and Services Fees					$38,535

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,667. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $16,405. Both amounts are included in independent trustees’ compensation for the year ended October 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $62,923 at October 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $27,011 and are included in miscellaneous expense on the Statement of Operations. MFS has

34

Notes to Financial Statements – continued

agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $18,258, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,561,993,792 and $2,448,540,043, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/08		Year ended 10/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	56,236,591	$1,015,228,438	61,356,275	$1,113,434,834
Class B	3,998,900	70,270,001	4,279,040	76,645,233
Class C	6,922,816	124,449,850	6,018,205	110,043,000
Class I	317,220	5,713,767	1,458,843	28,472,297
Class R (b)	179,034	3,394,811	380,262	6,888,822
Class R1	350,149	6,342,410	503,719	9,247,234
Former Class R2 (b)	209,306	3,906,716	277,082	5,045,047
Class R2 (formerly Class R3)	2,852,777	51,689,815	2,350,890	42,409,832
Class R3 (formerly Class R4)	1,424,204	24,912,622	2,340,247	41,638,662
Class R4 (formerly Class R5)	427,961	6,713,150	140,526	2,611,245
	72,918,958	$1,312,621,580	79,105,089	$1,436,436,206

35

Notes to Financial Statements – continued

	Year ended 10/31/08		Year ended 10/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,965,810	$167,763,980	1,588,457	$28,414,841
Class B	1,640,480	31,038,125	312,574	5,434,921
Class C	1,098,555	20,634,291	141,710	2,499,661
Class I	72,644	1,363,876	15,729	282,504
Class R (b)	7,776	150,132	6,604	114,146
Class R1	35,962	671,126	2,224	40,092
Former Class R2 (b)	17,697	339,727	1,822	33,018
Class R2 (formerly Class R3)	221,075	4,102,653	21,903	394,812
Class R3 (formerly Class R4)	173,683	3,232,249	21,118	383,251
Class R4 (formerly Class R5)	6,678	122,015	600	11,259
	12,240,360	$229,418,174	2,112,741	$37,608,505
Shares reacquired
Class A	(52,652,995)	$(859,714,560)	(29,273,164)	$(535,900,376)
Class B	(14,460,850)	(250,419,118)	(14,974,359)	(267,003,938)
Class C	(5,667,599)	(91,242,202)	(3,690,833)	(66,850,090)
Class I	(476,354)	(8,181,195)	(1,187,635)	(23,599,741)
Class R (b)	(532,998)	(10,099,348)	(701,558)	(12,751,972)
Class R1	(181,997)	(3,029,072)	(193,262)	(3,368,399)
Former Class R2 (b)	(477,118)	(8,879,029)	(112,910)	(1,961,129)
Class R2 (formerly Class R3)	(1,423,170)	(23,610,418)	(885,461)	(15,563,043)
Class R3 (formerly Class R4)	(1,000,949)	(16,181,386)	(1,056,034)	(18,395,041)
Class R4 (formerly Class R5)	(106,748)	(1,683,296)	(50,970)	(964,339)
	(76,980,778)	$(1,273,039,624)	(52,126,186)	$(946,358,068)
Net change
Class A	12,549,406	$323,277,858	33,671,568	$605,949,299
Class B	(8,821,470)	(149,110,992)	(10,382,745)	(184,923,784)
Class C	2,353,772	53,841,939	2,469,082	45,692,571
Class I	(86,490)	(1,103,552)	286,937	5,155,060
Class R (b)	(346,188)	(6,554,405)	(314,692)	(5,749,004)
Class R1	204,114	3,984,464	312,681	5,918,927
Former Class R2 (b)	(250,115)	(4,632,586)	165,994	3,116,936
Class R2 (formerly Class R3)	1,650,682	32,182,050	1,487,332	27,241,601
Class R3 (formerly Class R4)	596,938	11,963,485	1,305,331	23,626,872
Class R4 (formerly Class R5)	327,891	5,151,869	90,156	1,658,165
	8,178,540	$269,000,130	29,091,644	$527,686,643

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

36

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2008, the fund’s commitment fee and interest expense were $16,924 and $222, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	79,824,380	964,929,034	999,359,115	45,394,299

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,515,391	$45,394,299

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2008

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or

43

Trustees and Officers – continued

removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Robert Persons
Maura Shaughnessy

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are

45

Board Review of Investment Advisory Agreement – continued

observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

46

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper, Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $3.0 billion and on average daily net assets over $5.0 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and its total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoints described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect the breakpoint on average daily net assets over $3.0 billion effective November 1, 2008. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

47

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

48

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $228,515,587 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 85.64% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2008 and 2007, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
	2008	2007
Fees billed by E&Y:
MFS Global Equity Fund	42,052	42,140
MFS Global Total Return Fund	47,993	47,880
MFS Utilities Fund	38,435	38,645
Total	128,480	128,665

For the fiscal years ended October 31, 2008 and 2007, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	8,781	7,518	0	0
To MFS Global Total Return Fund	0	0	9,926	8,624	0	0
To MFS Utilities Fund	0	0	8,131	6,890	0	0
Total fees billed by E&Y To above Funds	0	0	26,838	23,032	0	0
To MFS and MFS Related Entities of MFS Global Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Fund*	0	0	0	0	0	0

	2008	2007
Aggregate fees for non-audit services:
To MFS Global Equity Fund, MFS and MFS Related Entities#	220,034	208,534
To MFS Global Total Fund, MFS and MFS Related Entities#	221,179	209,640
To MFS Utilities Fund, MFS and MFS Related Entities#	219,384	207,906

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2008

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2008

*	Print name and title of each signing officer under his or her signature.